PROTOTYPE 401(k) PLAN

ARTICLE I.   INTRODUCTION
	The Employer has established this Plan (the "Plan"), consisting of the Adoption Agreement and the following provisions (the "Prototype 401(k) Plan") for the exclusive benefit of Participants and their Beneficiaries.

ARTICLE II.   DEFINITIONS
	Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates a contrary meaning. The singular herein shall include the plural, and vice versa, and the masculine gender shall include the feminine gender, and vice versa, where the context requires.
	2.01	"Account" shall mean the Trust assets held by the Trustee for the benefit of a Participant, which shall be the sum of the Participant's Salary Reduction Contribution Account, Deferred Cash Contribution Account, Employer Profit Sharing Contribution Account, Employer Matching Contribution Account, Nondeductible Voluntary Contribution Account, Deductible Voluntary
Contribution Account, Rollover Account and Qualified Nonelective Contribution Account and any transfer account established pursuant to Section 4.07 hereof with respect to funds transferred to the Trust on the Participant's behalf.
	2.02	"Act" shall mean the Employee Retirement Income Security Act of
1974, as amended.
	2.03	"Administrator" shall mean the person or persons specified in
Section 14.01 hereof.
	2.04	"Adoption Agreement" shall mean the agreement by which the
Employer has most recently adopted or amended the Plan.
  	2.05	"Annuity Starting Date" shall mean the first day of the first period for which an amount is paid to a Participant (other than loan(s) or in-service withdrawal(s)) from the Trust (whether or not such distributions are received in the form of an annuity).
	2.06	"Applicable Life Expectancy" shall mean the life expectancy of the
Participant or the joint life and last survivor expectancy of the Participant and Beneficiary calculated using the return multiples specified in
Section 1.72-9 of the Treasury Regulations. Unless the Participant elects otherwise, life expectancies determined as of the First Required Distribution
Year shall be calculated using the attained age of the Participant and, if applicable, the Beneficiary as of his or her birth date in the First Required Distribution Year. Life expectancies for subsequent calendar years shall be determined by reducing the life expectancy determined as of the First Required Distribution Year by one for each calendar year that has elapsed; provided, however, that the Participant may elect prior to April 1 of the year immediately following his or her First Required Distribution Year to have his or her life expectancy and, if the Participant's Beneficiary is his or her Spouse, the life expectancy of such Beneficiary, recalculated annually. If a Participant elects recalculation, life expectancies for each subsequent calendar year shall be determined using the attained ages of the Participant and, if applicable, his or her Beneficiary, as of their respective birth dates in such calendar year.
	With respect to a Beneficiary who is entitled to receive a distribution after the death of a Participant, "Applicable Life Expectancy" shall mean the life expectancy of the Beneficiary calculated using the return multiples specified in Section 1.72-9 of the Treasury Regulations as of the Beneficiary's birth date in the calendar year in which distributions are required to commence, and reduced by one for each subsequent calendar year.
If the Beneficiary is the Participant's Spouse, he or she may elect, prior to the time distributions are required to commence, to have his or her life

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expectancy recalculated annually.  If a Spouse so elects, his or her life expectancy for each subsequent calendar year shall be determined as of his or her birth date in such calendar year.
	2.07	"Beneficiary" shall mean any person or legal representative
effectively designated by the Participant as a person entitled to receive benefits on or after the death of a Participant.  Such term shall also include any person or legal representative designated by a Beneficiary as a person entitled to receive benefits on or after the death of such Beneficiary.
	2.08	"Code" shall mean the Internal Revenue Code of 1986, as amended.
Reference to a section of the Code shall include any comparable section or sections of future legislation that amends, supplements or supersedes such section.
  	2.09	"Compensation" shall mean:
		(a)	except as provided in subsection (b), (c), and (d) and
subject to the limitation of subsection (e), one of the following as elected by the Employer in the Adoption Agreement:
			(i)	W-2 Compensation.  Information required to be reported
under Sections 6041, 6051 and 6052 of the Code (Wages, tips and other compensation as reported on Form W-2).  Compensation is defined as wages within the meaning of Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052.  Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).
			(ii)	415 Safe Harbor Compensation.  "Compensation" as
defined in Section 5.05(b)(ii) of this Plan.
			(iii)	Safe Harbor Alternative Definition.  Compensation as
defined in Section 2.09(a)(ii) above, reduced by all of the following items
(even if includible in gross income):  reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits.
			(iv)	In the case of a Self-Employed Individual, the
determination of Compensation shall be made on the basis of the Self-Employed
Individual's Earned Income.
		(b)	If so specified in the Adoption Agreement, the Employer may
elect to include in the definition of Compensation the Participant's Salary
Reduction Contributions, Deferred Cash Contributions and any other amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the employee under sections
125, 402(e)(3), 402(h) or 403(b) of the Code.
		(c)	If so specified in the Adoption Agreement, an Employer may
elect to exclude from the definition any one or more of the following types of compensation:
			(i)	additional compensation for Participants working
outside their regularly scheduled tour of duty such as overtime pay, premiums for shift differential and call-in premiums;
			(ii)	bonuses;
			(iii)	commissions;
			(iv)	such other items as specified in the Adoption
Agreement;
provided, however, that if the Employer elects an alternative definition of
Compensation pursuant to this Section 2.09(c) for purposes of allocating
Employer Profit Sharing Contributions and forfeitures thereof, then such alternative definition must be tested by the Administrator to show that it

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meets the nondiscrimination requirements of Section 414(s)(3) of the Code.
Such alternative definition of Compensation may not be used for purposes of
Articles V, VI and XXIII.
		(d)	If this Plan is adopted, (i) as an amendment to an existing
plan, (ii) to remove a disqualifying provision which results from a change in the qualification requirements of the Code made by the Tax Reform Act of 1986 and such other legislation as set forth in Section 1.401(b)-1(b)(2)(ii) of the regulations under Code Section 401(b), and (iii) within the remedial amendment period applicable to such disqualifying provision, then for Plan Years beginning before the date such amendment is adopted, "Compensation" shall, subject to the limitation of subsection (e), mean compensation as defined under the terms of the plan prior to its amendment.
		(e)	In addition to other applicable limitations set forth in the
Plan, and notwithstanding any other provision of the Plan to the contrary, for
Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan for any determination period shall not exceed the OBRA '93 annual compensation limit.  The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17) of the
Code.  The cost-of-living adjustment in effect for a calendar year applies to any period, not to exceed 12 months, beginning in such calendar year over which Compensation is determined ("determination period").  If a determination period is a short Plan Year (i.e., shorter than 12 months), the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.
	In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the
Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.  If, as a result of the application of such rules the OBRA '93 annual compensation limit is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.
	For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit.
		(f)	Compensation shall be based on the amount actually paid to
the Participant during the Plan Year.  To the extent elected by the Employer in the Adoption Agreement, for purposes of allocating Employer Profit Sharing
Contributions and/or Employer Matching Contributions and/or applying the
Section 401(m) non-discrimination test, Compensation shall be based on the amounts paid during that portion of the Plan Year during which the Employee is eligible to participate with respect to the allocation of such contributions.
To the extent elected by the Employer in the Adoption Agreement, for purposes of applying the Section 401(k) non-discrimination test, Compensation shall be based on the amount paid during that portion of the Plan Year during which the
Employee is eligible to make a salary reduction election and/or to receive allocations of Deferred Cash Contributions.  Notwithstanding the preceding sentence, compensation for the purposes of Article V (Code Section 415
Limitations on Allocations) shall be based on the amount actually paid or made available to the Participant during the Limitation Year.  Compensation for the initial Plan Year for a new plan shall be based upon eligible Participants'


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Compensation, subject to the Adoption Agreement, from the Effective Date through the end of the first Plan Year.
	2.10	"Deductible Voluntary Contribution Account" shall mean the
separate account maintained pursuant to Section 7.03(g) for any deductible voluntary contributions under Code Section 219 that the Participant made for
1986 and earlier calendar years and the income, expenses, gains and losses attributable thereto.
	2.11	"Deferred Cash Allocation" shall mean the contribution payable by the Employer to the Trust on behalf of a Participant subject to the
Participant's right to elect to receive all or a portion of such contribution in cash in lieu of having it contributed to the Trust on his or her behalf.
	2.12	"Deferred Cash Contribution Account" shall mean the separate account maintained pursuant to Section 7.03(b) hereof for Deferred Cash Contributions allocated to the Participant and the income, expenses, gains and losses attributable thereto.
	2.13	"Deferred Cash Contributions" shall mean contributions to the
Trust by the Employer in accordance with Section 4.02 hereof.
	2.14	"Designated Investment" shall mean either a collective investment trust for the collective investment of assets of employee pension or profit sharing trusts pursuant to Revenue Ruling 81-100, a commingled investment vehicle for the collective investment of assets of institutional investors, or a regulated investment company, for which Scudder, Stevens & Clark, Inc., its successor or any of its affiliates, acts as investment adviser and any of which are designated by Scudder Investor Services, Inc. or its successors as eligible for investment under the Plan.
	2.15	"Designation of Beneficiary" or "Designation" shall mean the document executed by a Participant under Article XVII.
	2.16	"Disabled" or "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of 12 months or more, as certified by a licensed physician selected by the Participant and approved by the Employer.
	2.17	"Distributor" shall mean Scudder Investor Services, Inc. or its successor.
	2.18	"Earned Income" shall mean the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the Owner-Employee or Self-Employed Individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items, except that, for taxable years beginning after December 31, 1989, net earnings shall be determined with regard to the deduction allowed by Code
Section 164(f). Net earnings are reduced by contributions by the Employer to a qualified plan, including this Plan, to the extent deductible under Code
Section 404.
	In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan
Years beginning on or after January 1, 1994, the annual Earned Income of each Participant taken into account under the Plan for any determination period shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not to exceed 12 months, beginning in such calendar year over which Earned
Income is determined ("determination period"). If a determination period is a short Plan Year (i.e., shorter than 12 months), the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is


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the number of months in the determination period, and the denominator of which is 12.
	In determining the Earned Income of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.  If, as a result of the application of such rules the OBRA '93 annual compensation limit is exceeded, then (except for purposes of determining the portion of Earned Income up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Earned Income as determined under this Section prior to the application of this limitation.
	For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit.
	2.19	"Effective Date" shall mean the date specified by the Employer in the Adoption Agreement.
	2.20	"Employee" shall mean any individual who performs services in any capacity in the business of the Employer (including any individual deemed to be an employee of the Employer under Code Section 414(n) or (o)).
	2.21	"Employer" shall mean the organization or other entity named as such in the Adoption Agreement and any successor organization or entity which adopts the Plan. If the organization or other entity named as Employer in the Adoption Agreement is a sole proprietorship or a professional corporation and the sole proprietor of such proprietorship or the sole shareholder of the professional corporation dies, then the legal representative of the estate of such sole proprietor or shareholder shall be deemed to be the Employer until such time as, through the disposition of such sole proprietor's or sole shareholder's estate or otherwise, any organization or other entity succeeds to the interests of the sole proprietor in the proprietorship or the sole shareholder in the professional corporation.
	Unless the adopting organization or entity elects otherwise in the Adoption Agreement, any two or more organizations or entities which are members of (a) a controlled group of corporations (as defined under Code
Section 414(b)) which includes the adopter, (b) a group of trades or businesses (whether or not incorporated) which are under common control (as defined under Code Section 414(c)) which includes the adopter, or (c) an affiliated service group (as defined under Code Section 414(m)) which includes the adopter, will be considered to be the Employer for the purposes of the
Plan. Similarly, any other organization or entity which is required to be aggregated with the adopter pursuant to Code Section 414(o) and the regulations thereunder will be considered to be the Employer for the purposes of the Plan.
	2.22	"Employer Contributions" shall mean Employer Profit Sharing
Contributions, Employer Matching Contributions, Salary Reduction
Contributions, Deferred Cash Contributions, Qualified Matching Contributions
and Qualified Nonelective Contributions.
	2.23	"Employer Profit Sharing Contribution Account" shall mean the separate account maintained pursuant to Section 7.03(c) hereof for Employer Profit Sharing Contributions allocated to the Participant and the income, expenses, gains and losses attributable thereto.
	2.24	"Employer Profit Sharing Contributions" shall mean contributions to the Trust by the Employer in accordance with Section 4.03 hereof. Employer Profit Sharing Contributions may be fixed or discretionary as provided in the Adoption Agreement.


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	2.25	"Employer Matching Contribution Account" shall mean the separate account maintained pursuant to Section 7.03(d) hereof for Employer Matching
Contributions allocated to the Participant and the income, expenses, gains and losses attributable thereto.
	2.26	"Employer Matching Contributions" shall mean the contributions made to the Trust by the Employer in accordance with Section 4.04 hereof as matching contributions.
	2.27	"Family Member" shall mean, with respect to a particular Employee, any individual who is a Spouse, lineal ascendant, lineal descendent, or a
Spouse of a lineal ascendant or descendent of the Employee.  "Family Member"
as used in this Plan refers to an individual who is, or was during the Plan
Year in question, an Employee.
	2.28	"First Required Distribution Year" shall mean:
		(a)	in the case of a Participant whose date of birth is July 1,
1917 or a later date, the calendar year during which the Participant attains age 70 1/2;
		(b)	in the case of a Participant (i) whose date of birth is
June 30, 1917 or an earlier date and (ii) who is not, and has not been at any time since the calendar year during which he or she attained age 65 1/2, a "5%
owner" (as defined in Code Section 416(i)(1)(B)(i)) of the Employer
(hereinafter a "5% owner"), the calendar year during which occurs the later of the Participant's separation from Service or the Participant's attainment of age 70 1/2, provided that if the Participant continues in Service after he or she attains age 70 1/2 and later becomes a 5% owner, such Participant's First
Required Distribution Year shall be the calendar year during which the
Participant attains the status of a 5% owner;
		(c)	in the case of a Participant (i) whose date of birth is
June 30, 1917 or an earlier date and (ii) who is, or has been at sometime since the calendar year during which he or she attained age 65 1/2, a 5%
owner, the calendar year during which the Participant attains age 70 1/2.
		2.29	"Highly Compensated Employee" shall mean:
		(a)	any Employee who was, at any time in the look-back year or
determination year, a 5% owner;
		(b)	any Employee who, in the look-back year:
			(i)	earned more than $75,000 (as adjusted by the Secretary
of the Treasury to reflect rises in the cost of living in accordance with Code
Section 415(d)) in annual compensation,
			(ii)	was an officer and earned more than 50% of the dollar
limitation in effect for such year under Code Section 415(b)(1)(A); or
               (iii) earned more than $50,000 (as adjusted by the Secretary of the Treasury to reflect rises in the cost of living in accordance with Code
Section 415(d)) in annual compensation and was among the top 20% of Employees when ranked on the basis of compensation paid during such year.
	For purposes of calculating the top 20% of Employees when ranked on the basis of compensation paid during the look-back year, there shall be excluded from the total number of Employees:  (A) Employees with less than six months of Service, (B) Employees who normally work less than 17 1/2 hours per week,
(C) Employees who normally work less than six months per year, (D) except as provided in Treasury Regulations, Employees covered by a collective bargaining agreement, (E) Employees who have not attained 21 years of age, and
(F) Employees who are nonresident aliens and who receive no earned income from the Employer that constitutes income from sources within the United States;
		(c)	any Employee not described in paragraph (b) above but who is described in clause (i), (ii) or (iii) of paragraph (b) if the term
"determination year" is substituted for the term "look-back year," and the
Employee is among the 100 Employees who received the most compensation from the Employer during the determination year; and

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		(d)	any former Employee who has separated from Service but who
was a Highly Compensated Employee as described in paragraph (a), (b) or (c)
above when he separated from Service or at any time after he attained age 55.
	For purposes of this Section, "compensation" shall mean the amount paid during the look-back year or determination year, whichever is applicable, by the Employer to the Employee for services rendered (regardless of whether the individual was a Participant at the time) as reportable to the Federal
Government for the purpose of withholding federal income taxes and increased by any amount to which Code Sections 125, 402(e)(3), 402(h)(1)(B) or 403(b)
apply.  Also for purposes of this Section, no more than 50 Employees or, if lesser, the greater of three Employees or 10% of Employees shall be treated as officers; however, if no officer has compensation in excess of the applicable stated dollar amount above in any year, the officer with the highest compensation shall be treated as described in paragraph (b) or (c), as applicable.
	For this purpose, the determination year shall be the Plan Year.  The look-back year shall be the 12-month period immediately preceding the determination year.  The Employer may elect to make the look-back year calculation for a determination on the basis of the calendar year ending with or within the applicable determination year, as prescribed by Section 414(q)
of the Code and the regulations issued thereunder.
	If an Employee is, during a determination year or look-back year, a
Family Member of either a 5% owner who is an active or former Employee or a
Highly Compensated Employee who is one of the ten most Highly Compensated
Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the 5% owner or top-ten Highly Compensated
Employee shall be aggregated.  In such case, the Family Member and the 5%
owner or top-ten Highly Compensated Employee shall be treated as a single
Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family
Member and 5% owner or top-ten Highly Compensated Employee.  Finally, all interpretative questions concerning whether an individual constitutes a Highly
Compensated Employee shall be resolved in a manner consistent with Department of Treasury and Internal Revenue Service interpretations of Code Section
414(q).
	2.30	"Highly Compensated Participant" shall mean a Highly Compensated
Employee who was, at any time during the Plan Year in question, eligible to participate in the Plan.
	2.31	"Hour of Service" shall mean each hour credited to an Employee in the applicable computation period (a 12-consecutive month period) pursuant to subsection (a) or (b) below, as the case may be.
		(a)	If the Employer has so selected in the Adoption Agreement,
Hours of Service shall be credited on the basis of weeks of employment and the rules in paragraphs (i) through (iii) below shall apply as modified by paragraphs (iv) and (v) below.
			(i)	Each Employee shall be credited with 45 Hours of
Service for each week in which the Employee would be credited with at least one hour of service under Section 2530.200b-2 of the Department of Labor
Regulations which are incorporated herein by reference.  In the case of a week which extends into two computation periods, the Hours of Service for such week shall be allocated between the two computation periods on a pro rata basis.
			(ii)	In the case of a payment made or due to an Employee
which is not calculated on the basis of units of time, the number of Hours of
Service to be credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation as determined under
Section 2530.200b-2 of the Department of Labor Regulations.


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			(iii)	No more than 501 Hours of Service shall be credited
under this Section for any single continuous period (whether or not such period occurs in a single computation period) during which no duties or services are performed for the Employer (or any other corporation during a time when such corporation was related to the Employer within the meaning of
Code Section 414), but for which the individual is paid.
			(iv)	The following hours shall be considered to be hours of
service for which an Employee would be credited under Section 2530.200b-2 of the Department of Labor Regulations for the purposes of subsection (a)(i) of this Section:
				(A)	An hour for which an Employee is paid, or
entitled to payment, for the performance of duties or services for the
Employer.
				(B)	An hour for which an Employee is paid, or
entitled to payment, by the Employer (or any other corporation during a time when such corporation was related to the Employer within the meaning of Code
Section 414) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated)
due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence (unless such payment is made or due solely to comply with applicable workman's compensation, unemployment compensation or disability insurance laws or solely as reimbursement for the
Employee's medical expenses).
				(C)	An hour for which back pay, irrespective of
mitigation of damages, is either awarded or agreed to by the Employer (or any other corporation during a time when such corporation was related to the
Employer within the meaning of Code Section 414).  The same hours shall not be considered both under paragraph (iv)(A) or paragraph (iv)(B), as the case may be, and under this paragraph (iv)(C).  Such hours shall be treated under paragraphs (i) through (iii) as occurring in the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.
			(v)	Solely for the purpose of determining whether a
One-Year Break in Service has occurred, an Employee shall be credited with any
Hours of Service which would otherwise have been credited to such Employee but for such absence from work during a Plan Year which commences after
December 31, 1984 because of:  such Employee's pregnancy, birth of a child of the Employee, placement of an adopted child with the Employee, or caring for a natural or an adopted child for a period beginning immediately following birth or placement.
	Hours of Service shall be credited to an Employee pursuant to this paragraph in the manner indicated in paragraphs (i) through (iii) above for the computation period during which such absence begins, if the Employee would otherwise have suffered a One-Year Break in Service and, in all other cases, in the next following computation period.  No more than 501 Hours of Service shall be credited under this paragraph by reason of any one placement or pregnancy.  Notwithstanding any implication of this paragraph (v) to the contrary, no credit shall be given pursuant to this paragraph (v) unless the
Employee makes a timely, written filing with the Administrator which establishes valid reasons for the absence and enumerates the days for which there was such an absence.
		(b)	If the Employer has not selected in the Adoption Agreement
to have Hours of Service credited on the basis of weeks of employment, Hours of Service shall mean:
			(i)	Each hour for which an Employee is paid, or entitled
to payment, for the performance of duties for the Employer.  These hours shall


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be credited to the Employee for the computation period in which the duties are performed;
			(ii)	Each hour for which an Employee is paid, or entitled
to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including
Disability), layoff, jury duty, military duty or leave of absence.  No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period).  Hours under this subsection shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor
Regulations which are incorporated herein by this reference;
			(iii)	Solely for the purpose of determining whether a
One-Year Break in Service has occurred, each hour which normally would have been credited to an Employee (or in any case in which such hours cannot be determined, eight hours per day of such absence) but for an absence from work during a Plan Year which commences after December 31, 1984 because of such individual's pregnancy, birth of a child of the Employee, placement of an adopted child with the Employee, or caring for an adopted or a natural child following placement or birth.  Hours of Service shall be credited to an
Employee pursuant to this paragraph for the computation period during which such absence begins if the individual would otherwise have suffered a One-Year
Break in Service, and in all other cases, in the immediately following computation period.  No more than 501 Hours of Service shall be credited under this paragraph by reason of any one placement or pregnancy.  Notwithstanding any implication of this paragraph (iii) to the contrary, no credit shall be given under this paragraph (iii) unless the Employee makes a timely, written filing with the Administrator which establishes valid reasons for the absence and enumerates the days for which there was such an absence;
			(iv)	Each hour for which back pay, irrespective of
mitigation of damages, is either awarded or agreed to by the Employer.  The same Hours of Service shall not be credited both under paragraph (i), (ii) or
(iii), as the case may be, and under this paragraph (iv).  These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.
		(c)	(i)	Where the Employer maintains the plan of a predecessor
employer, service for such predecessor employer shall be treated as Service of the Employer.  Where the Employer does not maintain the plan of a predecessor employer, employment by a predecessor employer, upon the written election of the Employer made in a uniform and non-discriminatory manner, shall be treated as Service for the Employer.
			(ii)	If the Employer is a member of (A) a controlled group
of corporations (as defined under Code Section 414(b)), (B) a group of trades or businesses (whether or not incorporated) which are under common control (as defined under Code Section 414(c)), or (C) an affiliated service group (as defined under Code Section 414(m)), all service of an Employee for any member of such a group, or for any other entity required to be aggregated with the
Employer pursuant to Code Section 414(o) and the regulations thereunder, shall be treated as if it were Service for the Employer for purposes of this
Section.
			(iii)	Except as provided below, service of any Employee who
is considered a leased employee of the Employer under Code Section 414(n)(2)
shall be treated as if it were Service for the Employer for purposes of this
Section.  However, qualified plan contributions or benefits provided by the leasing organization which are attributable to services performed for the

Employer shall be treated as provided by the Employer.  The provisions of this paragraph shall not apply to any leased employee if such individual:
				(A)	is covered by a money purchase pension plan
maintained by the leasing organization providing:
					(1)	a non-integrated employer contribution
rate of at least 10% of compensation (as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Section 125, 402(e)(3), 402(h), or 403(b),
					(2)	immediate participation for leasing
organization employees who earn more than $1,000 in a year (other than employees who perform substantially all their services for the organization),
and
					(3)	full and immediate vesting, and
				(B)	is a member of a group of leased employees which
in the aggregate does not constitute more than 20% of the Employer's non-highly compensated work force (within the meaning of Code Section
414(n)(5)(C)(ii)).
		(C)	For purposes of this Section, the term "leased employee"
means any person who is not an Employee and who, pursuant to an agreement between the recipient and any other person, has performed services for the
Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Employer.
	2.32	"Integration Level" for a Plan Year shall mean the lesser of the
Social Security Wage Base (as in effect on the first day of the Plan Year) or the dollar amount specified in the Adoption Agreement.
	2.33	"Integration Rate" for the Plan Year shall mean the lesser of the
Maximum Disparity Rate (as in effect on the first day of the Plan Year) or the rate specified in the Adoption Agreement.
	2.34	"Loan Trustee" shall mean the person named in the Adoption
Agreement to act as trustee solely for the purpose of administering the provisions of Article XII and holding the Trust assets to the extent that they are invested in loans pursuant to such Article.  Loan assets shall be held in a separate trust if the person named as Loan Trustee is not the same person as the person named as Trustee.  Scudder Trust Company will not act as Loan
Trustee unless it specifically agrees in writing to act as such.
	2.35	"Maximum Disparity Rate" shall mean the rate determined in
accordance with paragraphs (a), (b) or (c) and (d) below.
		(a)	If the Integration Level selected by the Employer in the
Adoption Agreement is equal to the Social Security Wage Base or does not exceed the greater of $10,000 or 20 percent of the Social Security Wage Base, then, except as provided in (d) below, the Maximum Disparity Rate is equal to the greater of (i) 5.7 percent or (ii) the OASDI Rate.
		(b)	If the Integration Level selected by the Employer in the
Adoption Agreement exceeds the greater of $10,000 or 20 percent of the Social
Security Wage Base but is less than or equal to 80 percent of the Social
Security Wage Base, then, except as provided in (d) below, the Maximum
Disparity Rate is equal to the greater of (i) 4.3 percent or (ii) the OASDI
Rate multiplied by a fraction the numerator of which is 4.3 and the denominator of which is 5.7.
		(c)	If the Integration Level selected by the Employer in the
Adoption Agreement exceeds 80 percent of the Social Security Wage Base but is less than the Social Security Wage Base, then, except as provided in (d)
below, the Maximum Disparity Rate is equal to the greater of (i) 5.4 percent or (ii) the OASDI Rate multiplied by a fraction the numerator of which is 5.4 and the denominator of which is 5.7.
		(d)	If allocations for a Plan Year are made on an integrated
basis pursuant to Section 4.03(b)(ii) and the provisions of Section 23.03 are applicable for such Plan Year, then for purposes of determining the
Integration Rate as applied to limit allocations under Section 4.03(b)(ii), the Maximum Disparity Rate determined in accordance with paragraph (a), (b) or
(c) above shall be reduced by 3 percent.  If the Employer has elected in the
Adoption Agreement to make a 4 percent minimum allocation pursuant to Section
23.07(b), then 4 percent shall be substituted for 3 percent in the preceding sentence.
	2.36	"Nondeductible Voluntary Contribution Account" shall mean the separate account maintained pursuant to the Section 7.03(e) hereof for
Nondeductible Voluntary Contributions made by the Participant and the income, expenses, gains and losses attributable thereto.
	2.37	"Nondeductible Voluntary Contributions" shall mean all
contributions by Participants which are not deductible voluntary contributions under Code Section 219, Rollover Contributions, or contributions of accumulated deductible employee contributions (as defined in Code Section
72(o)(5)).
	2.38	"Non-Highly Compensated Employee" shall mean an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly
Compensated Employee.
	2.39	"Non-Highly Compensated Participant" shall mean a Non-Highly
Compensated Employee who was, at any time during the Plan Year in question, eligible to participate in the Plan.
	2.40	"Normal Retirement Date" or "Normal Retirement Age" shall mean the date selected by the Employer in the Adoption Agreement.
	2.41	"OASDI Rate" for a Plan Year shall mean that portion of the tax rate under Code Section 3111(a) in effect on the first day of the Plan Year which is attributable to old-age insurance.
	2.42	"One-Year Break in Service" shall mean a 12-consecutive-month period in which an Employee does not complete more than 500 Hours of Service unless the number of Hours of Service specified in the Adoption Agreement for purposes of determining a Year of Service is less than 501, in which case a
12-consecutive-month period in which an Employee has fewer than that number of
Hours of Service shall be a One-Year Break in Service.  The computation period over which One-Year Breaks in Service shall be measured shall be the same computation period over which Years of Service are measured.
	2.43	"Owner-Employee" shall mean an Employee who is a sole proprietor adopting this Plan as the Employer, or who is a partner owning more than 10%
of either the capital or profits interest of a partnership adopting this Plan as the Employer.  Solely for the purposes of Article XII hereof, an
Owner-Employee shall also mean an Employee who owns (or is considered as owning within the meaning of Code Section 318(a)(1)) on any day during the
Year, more than 5% of the Employer if the Employer is an electing small business corporation.
	2.44	"Participant" shall mean an Employee who is eligible to
participate in the Plan under Article III (other than, if this Plan is adopted as a nonstandardized plan, a Self-Employed Individual who elects not to be a
Participant in the Plan) and any other person (including former Employees)
with respect to whom any Account exists under the Plan.
	2.45	"Plan" shall mean this 401(k) Plan and Adoption Agreement.
	2.46	"Plan Year" shall mean the fiscal year of the Employer or a
different 12-consecutive-month period as specified in the Adoption Agreement.
A Plan Year may consist of less than a 12-consecutive-month period in the case of the initial Plan Year or a short Plan Year resulting from a change in Plan
Year.
	2.47	"Prototype 401(k) Plan" shall mean these Articles I to XXV.
	2.48	"Qualified Matching Contributions" shall mean contributions made to the Trust by the Employer in accordance with Section 6.03(c) hereof on behalf of Non-Highly Compensated Participants to enable the Plan to satisfy one or more of the non-discrimination tests set forth in Article VI.
Qualified Matching Contributions are subject to full and immediate vesting and are distributable only in accordance with the distribution provisions, other than hardship distributions, that are applicable to Deferred Cash
Contributions and Salary Reduction Contributions.  The term "Qualified
Matching Contributions" could, at the election of the Administrator, also apply to Employer Matching Contributions if such contributions are subject to full and immediate vesting and are distributable only in accordance with the distribution provisions, other than hardship distributions, that are applicable to Deferred Cash Contributions and Salary Reduction Contributions.
	2.49	"Qualified Nonelective Contributions" shall mean contributions made to the Trust by the Employer in accordance with Section 6.02(c) hereof on behalf of Non-Highly Compensated Participants to enable the Plan to satisfy one or more of the non-discrimination tests set forth in Article VI.
Qualified Nonelective Contributions are subject to full and immediate vesting and are distributable only in accordance with the distribution provisions, other than hardship distributions, that are applicable to Deferred Cash
Contributions and Salary Reduction Contributions.  The term "Qualified
Nonelective Contributions" could, at the election of the Administrator,  also apply to Employer Profit Sharing Contributions if such contributions are subject to full and immediate vesting and are distributable only in accordance with the distribution provisions, other than hardship distributions, that are applicable to Deferred Cash Contributions and Salary Reduction Contributions.
	2.50	"Qualified Nonelective Contribution Account" shall mean the
separate account maintained pursuant to Section 7.03(f) hereof for Qualified
Matching Contributions and Qualified Nonelective Contributions allocated to the Participant and the income, expenses, gains and losses attributable thereto.
	2.51	"Rollover Account" shall mean the separate account maintained pursuant to Section 7.03(h) hereof for any Rollover Contributions made by the
Participant and the income, expenses, gains and losses attributable thereto.
	2.52	"Rollover Contributions" shall mean contributions made to the
Trust by Participants in accordance with Section 4.06 hereof.
	2.53	"Salary Reduction Contribution Account" shall mean the separate account maintained pursuant to Section 7.03(a) hereof for Salary Reduction
Contributions made on behalf of the Participant and the income, expenses, gains and losses attributable thereto.
	2.54	"Salary Reduction Contributions" shall mean contributions made to the Trust by the Employer in accordance with Section 4.01 hereof as a result of the election by Participants to contribute part of their Compensation.
	2.55	"Self-Employed Individual" shall mean an Employee who has Earned
Income for the taxable year from the trade or business for which the Plan is established or would have had earned income but for the fact that the trade or business had no net profits for such year.
	2.56	"Service" shall mean employment by the Employer and, if the
Employer is maintaining the plan of a predecessor employer, or if the Employer is not maintaining the plan of a predecessor employer but has so elected in the manner described in Section 2.31 above, employment by such predecessor employer.
	2.57	"Social Security Wage Base" for a Plan Year shall mean the maximum amount of annual earnings which may be considered wages under Code

Section 3121(a)(1) as in effect on the first day of such Plan Year for purposes of the old-age, survivors, and disability insurance under Code
Section 3111(a).
	2.58	"Sponsor" shall mean any of the organizations (a) which have requested a favorable opinion letter from the National Office of the Internal Revenue Service for this Plan or (b) to which a favorable opinion letter for this Plan has been issued by the National Office of the Internal Revenue
Service.
	2.59	"Spouse" shall mean the Spouse or surviving Spouse of the
Participant, provided that a former Spouse will be treated as the Spouse and a current Spouse will not be treated as the Spouse to the extent provided under a qualified domestic relations order (as defined in Code Section 414(p)).
	2.60	"Trust" shall mean any trust established under Article XIII of this Plan for investment of the assets of the Plan. If more than one Trust is established under Article XIII, references herein to the Trust shall, as the context requires, refer to each such Trust, separately or all such Trusts, collectively.
	2.61	"Trust Fund" shall mean with respect to a Trust the contributions to such Trust and any assets into which such contributions shall be invested or reinvested in accordance with Sections 13.01 and 13.03 of this Plan.  If more than one Trust is established under Article XIII, references herein to the Trust Fund shall refer to the Trust Fund of each such Trust, separately, or all such Trusts, collectively, as the context requires.
	2.62	"Trustee" shall mean, with respect to each Trust, the person or persons, including any successor or successors thereto, named in the Adoption Agreement to act as trustee of the such Trust and hold the assets of such
Trust in accordance with Article XIII hereof. If more than one Trust is established under Article XIII, references herein to the Trustee shall, as the context requires, refer to the Trustee or Trustees of each such Trust.
	2.63	"Valuation Date" shall mean the last day of each Plan Year and such other date(s) as may be designated by the Administrator from time to time.
	2.64	"Vesting Years" shall be measured on the 12-consecutive-month computation period specified in the Adoption Agreement.
		(a)	A Participant will have a Vesting Year during any such
computation period if the Participant completes the number of Hours of Service selected in the Adoption Agreement for purposes of computing a Year of
Service.
		(b)	When determining Vesting Years, unless the Employer has
otherwise specified in the Adoption Agreement, there shall be excluded:  (i)
if this Plan is a continuation of an earlier plan which would have disregarded such service, Service before the first Plan Year to which the Act is applicable; (ii) Service before the first Plan Year in which the Participant attained age 18 and (iii) Service before the Employer maintained this Plan or a predecessor plan.
	2.65	"Year" shall mean the fiscal year of the Employer.
	2.66	"Year of Service" shall be measured on the 12-consecutive-month period computation period specified in the Adoption Agreement during which the Employee completes the number of Hours of Service specified in the Adoption Agreement. The initial date of employment or reemployment is the first day on which the Employee performs an Hour of Service. If the Employer specifies in the Adoption Agreement that the computation period after the initial computation period shall be the Plan Year which begins after the Employee's initial date of employment or reemployment, an Employee who is credited with the requisite number of Hours of Service in both the initial computation period and in the Plan Year which begins after the Employee's date of employment or reemployment shall be credited with two Years of Service.

ARTICLE III.   ELIGIBILITY
	3.01	Entry.  Each Employee of the Employer, who on the Effective Date
of this Plan meets the conditions specified in the Adoption Agreement, shall become eligible to participate in the Plan commencing with the Effective Date. Each other Employee of the Employer, including future Employees, shall become eligible to participate in the Plan when the eligibility requirements specified in the Adoption Agreement are met. For the purposes of this Plan's eligibility requirements, the exclusion concerning Employees who are covered by collective bargaining agreements applies to individuals who are covered by a collective bargaining contract between the Employer and Employee
Representatives if contract negotiations considered retirement benefits in good faith, unless such contract specifically provides for participation in the Plan.  For the purposes of this Section, "Employee Representatives" shall mean the representatives of an employee organization which engages in collective bargaining negotiations with the Employer provided that, owners, officers, and executives of the Employer do not comprise more than 50% of the employee organization's membership.
	3.02	Interrupted Service.  All Years of Service with the Employer are counted towards eligibility except that if the Employer has specified in the Adoption Agreement that more than one Year of Service is required before becoming a Participant eligible to receive allocations of Employer Matching Contributions and/or Employer Profit Sharing Contributions, and if the
individual has a One-Year Break in Service before satisfying the relevant eligibility requirement, Service before such break will not be taken into account for purposes of determining when the individual is eligible to receive allocations of Employer Matching Contributions and/or Employer Profit Sharing Contributions once the individual returns to the employ of the Employer. A former Employee who has met the entry requirements and who terminates Service with the Employer prior to becoming a Participant, or a former Participant, shall become a Participant immediately upon return to the employ of the
Employer as a member of an eligible class of Employees.
	3.03	Transfer to Eligible Class.  In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and Service requirements and would have previously become a Participant had he or she been a member of an eligible class throughout the period of employment with the Employer.
	3.04	Determination by Administrator.  The Administrator shall have the discretionary authority to determine an Employee's eligibility to participate in the Plan and shall notify each Employee upon his or her admission as a Participant in the Plan.

ARTICLE IV.   CONTRIBUTIONS
	4.01	Salary Reduction Contributions.  If selected by the Employer in the Adoption Agreement, the Employer will make a Salary Reduction Contribution
(for allocation to the eligible Participant's Salary Reduction Account) on behalf of each Participant who both has elected to have a portion of the
Compensation which would otherwise have been paid to him or her for the Plan
Year contributed to the Trust and has received Compensation during the Plan
Year.  With respect to such elective contributions, the following provisions shall apply:
		(a)	an Employee shall be given an opportunity to elect, prior to the date as of which he or she becomes eligible in accordance with procedures set by the Administrator, to have Salary Reduction Contributions made on his or her behalf or, in the case of an Employee who becomes eligible immediately upon becoming an Employee, as soon as is administratively possible following his or her initial date of eligibility;

		(b)	Participants shall be given opportunities to elect to
commence having Salary Reduction Contributions made on their respective behalves at such other time or times as the Administrator designates;
		(c)	such elections may only be made on a prospective basis and
pursuant to written, salary reduction agreements between the Employee and the
Employer;
		(d)	each such written, salary reduction agreement shall be in
such form and subject to such rules as the Administrator may prescribe, and the agreement shall specify the percentage or amount of Compensation that the
Participant desires to contribute (but in no event may such contribution exceed the percentage of Compensation specified in the Adoption Agreement);
		(e)	a salary reduction agreement may be amended or terminated
prospectively during the Plan Year at such times and in such manner as permitted by rules prescribed by the Administrator;
		(f)	Salary Reduction Contributions made on behalf of a
Participant shall be in an amount equal to the percentage or amount of
Compensation specified in the eligible Participant's salary reduction agreement; provided, however, that at any time during a Plan Year the
Administrator may reduce the rate of Salary Reduction Contributions to be made on behalf of any Participant for the remainder of the Plan Year to the extent the Administrator determines necessary to comply with the limitations of
Section 4.08, and Articles V and VI hereof.  Any amount which cannot be contributed to the Trust because of those limitations shall be paid to the
Participant in cash and such payment shall be subject to federal income and other tax withholding by the Employer.
	4.02	Deferred Cash Contributions.  If selected by the Employer in the
Adoption Agreement, the Employer will make a Deferred Cash Contribution on behalf of each eligible Participant (as determined in accordance with the
Adoption Agreement), in an amount equal to the Deferred Cash Allocation specified in the Adoption Agreement, as expressed as a percentage of such
Participant's Compensation.
	With respect to Participants' elections not to have amounts contributed, the following provisions shall apply:
		(a)	each Participant shall be afforded a reasonable opportunity
to elect not to have Deferred Cash Allocations contributed to the Trust on his or her behalf at least once during each Plan Year and at such other time or times as the Administrator elects;
		(b)	such elections may only be made pursuant to written
agreements between the Participant and the Employer;
		(c)	each such written agreement shall be in such form and
subject to such rules as the Administrator may prescribe, and the election shall specify the amount of the Deferred Cash Allocation that the Participant desires to receive in cash; and
		(d)	the amount which a Participant has elected to receive in
cash pursuant to such an election shall be paid to the Participant by the
Employer no later than the last day on which the Deferred Cash Contributions for the Plan Year in question must be paid to the Trust under Section 7.02 hereof.
	Notwithstanding the above, the Deferred Cash Contribution otherwise to be made for a Participant may be reduced to the extent necessary to comply with the limitations of Section 4.08 hereof and shall be reduced to the extent necessary to comply with the limitations of Articles V and VI hereof.  Any amount which cannot be contributed to the Trust because of those limitations shall be paid to the Participant in cash and such payment shall be subject to federal income and other tax withholding by the Employer.
	4.03	Employer Profit Sharing Contributions.  If selected by the
Employer in the Adoption Agreement, for each Plan Year, the Employer will contribute, as Employer Profit Sharing Contributions, either a fixed amount or the amount determined by it in its discretion.  Employer Profit Sharing
Contributions, plus any forfeitures under Section 8.02 hereof, for a Plan Year shall be allocated as of the last day of such Plan Year among the Employer
Profit Sharing Contribution Accounts of eligible Participants (as determined in accordance with the Adoption Agreement), as follows:
		(a)	If a non-integrated formula is elected in the Adoption
Agreement, such contribution and forfeitures shall be allocated to the
Employer Profit Sharing Contribution Account of each eligible Participant in the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation paid to all eligible Participants for the Plan Year;
and
		(b)	If an integrated formula is elected in the Adoption
Agreement, such contributions and forfeitures shall be allocated in the following steps:
			(i)	First, Employer Profit Sharing Contributions and
forfeitures will be allocated to the Employer Profit Sharing Contribution
Account of each eligible Participant in the ratio that the sum of each such
Participant's Compensation and Compensation in excess of the Integration Level for the Plan Year bears to the sum of Compensation and Compensation in excess of the Integration Level for all such eligible Participants for the Plan Year, provided that the amount so credited to any such Participant's Employer Profit
Sharing Contribution Account for the Plan Year shall not exceed the product of the Integration Rate times the sum of the Participant's Compensation and
Compensation in excess of the Integration Level for the Plan Year.  For purposes of this step, in the case of any Participant who has exceeded the cumulative permitted disparity limit described below, two times such
Participant's Compensation for the Plan Year will be taken into account.
			(ii)	Next, any remaining Employer Profit Sharing
Contributions and forfeitures will be allocated to the Employer Profit Sharing
Contribution Account of each eligible Participant in the ratio that each such
Participant's Compensation for the Plan Year bears to the total Compensation paid to all eligible Participants for the Plan Year.
		(c)	Overall permitted disparity limits.
			(i)	Annual overall permitted disparity limit:
Notwithstanding the preceding paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the
Employer that provides for permitted disparity (or imputes disparity),
Employer contributions and forfeitures will be allocated pursuant to the provisions of Section 4.03(a) rather than 4.03(b).
			(ii)	Cumulative permitted disparity limit:  Effective for
Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years.  Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated)
ever maintained by the Employer.  For purposes of determining the
Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year.  If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.
	4.04	Employer Matching Contributions.
		(a)	If selected by the Employer in the Adoption Agreement, the
Employer will make an Employer Matching Contribution (for allocation together with forfeitures under Section 8.02 below) to the Participant's Employer

Matching Contribution Account on behalf of each eligible Participant (as determined in accordance with the Adoption Agreement) for each Plan Year that a contribution within one or more of the contribution categories selected by the Employer in the Adoption Agreement (i.e., Salary Reduction Contributions,
Deferred Cash Contributions, or Nondeductible Voluntary Contributions) is
allocated to such Participant's Account.  The Employer Matching Contribution
made for an eligible Participant shall be in an amount determined in accordance with the Adoption Agreement and shall be allocated in the manner specified in the Adoption Agreement.
		(b)	Notwithstanding any implication of the preceding
subsection (a) to the contrary, the Employer Matching Contribution otherwise to be made for a Participant may be reduced to the extent necessary to comply with the limitations of Section 4.08 hereof and shall be reduced to the extent necessary to comply with the limitations of Articles V.  Any amount which cannot be contributed to the Trust because of these limitations will be retained by the Employer, and the Employer shall have no obligation to contribute such amount to the Trust.
	4.05	Nondeductible Voluntary Contributions.  If, in the Adoption
Agreement, the Employer has specified that Participants may make Nondeductible
Voluntary Contributions, a Participant may make such contributions to his or her Account; provided, however, that a Participant's right to make such contributions shall be subject to the conditions and limitations specified below:
		(a)	The aggregate amount of a Participant's Nondeductible
Voluntary Contributions shall not cause the Annual Addition (as defined in
Section 5.05(a) hereof) to his or her Account to exceed the limitations set forth in Article V.
		(b)	A Participant's Nondeductible Voluntary Contributions shall
be allocated to his or her Nondeductible Voluntary Contribution Account under
Section 7.03(e) hereof.
		(c)	At any time during a Plan Year, the Administrator may cause
a Participant to reduce the rate of his or her Nondeductible Voluntary
Contributions for the remainder of the Plan Year to the extent the
Administrator determines necessary to comply with the limitations of Article V and VI hereof.
	4.06	Rollover Contributions.  The Administrator may, in its discretion, direct the Trustee to accept a Rollover Contribution upon the express request of an Employee wishing to make such Rollover Contribution, subject to the consent of the Trustee if the contribution includes property other than cash.
A Rollover Contribution shall mean a contribution which is an "eligible rollover distribution" within the meaning of Code Section 402(c)(4) or a
"rollover contribution" within the meaning of Code Section 408(d)(3)(A)(ii)
and which satisfies all applicable provisions of the Code.  Each Rollover
Contribution made by an Employee shall be allocated to his or her Rollover
Account pursuant to Section 7.03(h) hereof.  Such Rollover Account shall be invested by the Trustee as part of the Trust Fund, pursuant to Article XIII hereafter.  An Employee may make a contribution under this Section 4.06 whether or not he or she has satisfied the age and service participation requirements set forth in the Adoption Agreement.  An Employee who makes a contribution under this Section 4.06 and does not otherwise qualify as a
Participant is, nevertheless, deemed to be a Participant for the limited purpose of administering that contribution.
	The Administrator may, in its discretion, accept accumulated deductible employee contributions (as defined in Code Section 72(o)(5)) that were distributed from a qualified retirement plan and rolled over pursuant to Code
Sections 402(c), 403(a)(4), or 408(d)(3).  The rolled over amount will be added to the Participant's Deductible Voluntary Contribution Account.

	4.07	Transfers from Other Qualified Plans.  The Administrator may, in its discretion, direct the Trustee to accept the transfer of any assets held for a Participant's benefit under a qualified retirement plan of a former employer of such Participant.  Such a transfer shall be made directly between the trustee or custodian of the former employer's plan and the Trustee in the form of cash or its equivalent, and shall be accompanied by written instruction showing separately the portion of the transfer attributable to types of contributions made by the former employer and pre-tax and after-tax contributions made by the Participant, respectively. Separate written instructions delivered by the Administrator shall identify the portion of the transferred funds, if any, attributable to any period during which the
Participant participated in a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus plan or profit sharing plan which would otherwise have provided a life annuity form of payment to the Participant. The Trustee and recordkeeper shall be entitled to rely on such written instructions with respect to the character of the transferred funds. Except as otherwise provided in Article XXIV, the amounts transferred shall be allocated to separate accounts as provided in Section 7.03 that match the character of the transferred funds.
	4.08	Limitations on Contributions.  During a Plan Year, Employer Profit
Sharing Contributions and Employer Matching Contributions may not, in the aggregate, exceed (a) 15% (or such larger percentage as may be permitted by the Code as a current deduction to the Employer with respect to any Plan Year)
of the total Compensation (disregarding any exclusion from Compensation specified by the Employer in the Adoption Agreement) paid to, or accrued by the Employer for, Participants for the Year ending in the Plan Year, less
(b) any amounts contributed as Salary Reduction Contributions and Deferred
Cash Contributions, plus (c) any unused pre-'87 credit carryovers. For this purpose, a "pre-'87 credit carryover" is the amount by which Employer Contributions for a previous Year which commenced before January 1, 1987 were less than 15% of the total Compensation (disregarding any exclusion from Compensation specified by the Employer in the Adoption Agreement) paid or accrued by the Employer to Participants for such Year, but such unused pre-'87 credit carryover shall in no event permit the Employer Contributions for a
Year to exceed 25% (or such larger percentage as may be permitted by the Code as a deduction to the Employer) of the total Compensation (disregarding any exclusion from Compensation specified by the Employer in the Adoption
Agreement) paid or accrued by the Employer to Participants for the Year ending in the Plan Year in question.
	4.09	Deductible Voluntary Contributions.  This Plan will not accept deductible voluntary contributions for taxable years beginning after December 31, 1986. Deductible voluntary contributions made in prior taxable years shall be maintained in the Participant's Deductible Voluntary
Contribution Account and shall share in the gains and losses of the Trust Fund in accordance with Section 8.02(e). No part of a Participant's Deductible Voluntary Contribution Account may be used to purchase life insurance. A Participant may withdraw all or a portion of his or her Deductible Voluntary Contribution Account in accordance with Section 11.01.

		ARTICLE V.   CODE SECTION 415 LIMITATIONS ON ALLOCATIONS
	5.01	Employers Maintaining No Other Plan.
		(a)	If a Participant does not participate in, and has never
participated in another qualified plan, a welfare benefit fund (as defined in
Code Section 419(e)), an individual medical account (as defined in Code
Section 415(1)(2)), or a simplified employee pension (as defined in Code
Section 408(k)) maintained by the Employer, the amount of the Annual Addition which may be credited to the Participant's Account for any Limitation Year
shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan.
		(b)	If the Employer Contribution (including any forfeitures)
that would otherwise be allocated to a Participant's Account would cause the
Annual Addition for the Limitation Year to exceed the Maximum Permissible
Amount, the amount allocated will be reduced so that any Excess Amount shall be eliminated and, consequently, the Annual Addition for the Limitation Year will equal the Maximum Permissible Amount.
			(i)	Prior to determining the Participant's actual
Compensation for the Limitation Year, the Employer may determine the Maximum
Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.
			(ii)	As soon as is administratively feasible after the end
of each Limitation Year, the Maximum Permissible Amount for the Limitation
Year will be determined on the basis of Participants' actual Compensation for the Limitation Year.
		(c)	If the allocation of forfeitures or the use by the Employer
of the estimation described in Section 5.01(b)(i) above results in an Excess
Amount, such Excess Amount shall be eliminated pursuant to the following procedure:
			(i)	The portion of the Excess Amount consisting of
Nondeductible Voluntary Contributions which are a part of the Annual Addition shall be returned to the Participant (with any income or gains attributable thereto) as soon as administratively feasible;
			(ii)	At the election of the Administrator, if after the
application of Subparagraph (i) an Excess Amount still exists, the portion of the Excess Amount consisting of Salary Reduction Contributions and Deferred
Cash Contributions (with any income or gains attributable thereto) shall be returned to the Participant;
			(iii)	If after the application of subparagraph (ii) an
Excess Amount still exists and the Participant is covered by the Plan at the end of a Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer Contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary;
			(iv)	If after the application of subparagraph (iii) an
Excess Amount still exists and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount will be held unallocated in a suspense account.  The suspense account will be applied to reduce proportionately future Employer Contributions (including any allocation of forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.  If a suspense account is in existence at any time during a Limitation Year pursuant to this subparagraph, it will not participate in the allocation of the Trust's investment gains and losses.  In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any
Participant's Account.
			(v)	If a suspense account is in existence at any time
during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer
Contributions or Nondeductible Voluntary Contribution may be made to the Plan for that Limitation Year.
		(d)	Notwithstanding any other provision in subsections (a)
through (c), the Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated.

	5.02	Employers Maintaining Other Master or Prototype Defined
Contribution Plans.
		(a)	This Section applies if, in addition to this Plan, a
Participant is covered under another qualified Master or Prototype defined contribution plan, a welfare benefit fund (as defined in Code Section 419(e)), an individual medical account (as defined in Code Section 415(1)(2)), or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer during any Limitation Year.  The Annual Addition which may be allocated to any Participant's Account for any such Limitation Year shall not exceed the Maximum Permissible Amount, reduced by the sum of any portion of the Annual Addition credited to the Participant's account under such other plans, welfare benefit funds, and individual medical accounts for the same
Limitation Year.
		(b)	If the Annual Addition with respect to a Participant under
other defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the Employer of what would be portions of the Annual Addition (if the allocations were made under the Plan) are less than the Maximum Permissible Amount and the Employer
Contribution that would otherwise be contributed or allocated to the
Participant's Account under this Plan would cause the Annual Addition for the
Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Addition under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount.
		(c)	If the Annual Addition with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under this Plan for the
Limitation Year.
		(d)	Prior to determining the Participant's actual Compensation
for the Limitation Year, the Employer may determine the Maximum Permissible
Amount for a Participant in the manner described in Section 5.01(b)(i)
provided the Employer complies with the provisions of Section 5.01(b)(ii).
		(e)	If, pursuant to Section 5.02(d) or as a result of the
allocation of forfeitures, a Participant's Annual Addition under this Plan and such Participant's annual additions under such other defined contributions plans, welfare benefit funds, individual medical accounts and simplified employee pensions would result in an Excess Amount for a Limitation Year, the
Excess Amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.
		(f)	If an Excess Amount was allocated to a Participant under
this Plan on a date which coincides with the date an allocation was made under another plan, the Excess Amount attributed to this Plan will be the product of:
			(i)	the total Excess Amount allocated as of such date,
multiplied by 			(ii)	the quotient obtained by dividing
				(A)	the portion of the Annual Addition allocated to
the Participant for the Limitation Year as of such date by
				(B)	the total Annual Addition allocated to the
Participant for the Limitation Year as of such date under this and all the other qualified Master or Prototype defined contribution plans maintained by the Employer.
		(g)	Any Excess Amount attributed to the Plan will be disposed in the manner described in Section 5.01.

	5.03	Employers Maintaining Other Defined Contribution Plans.  If a
Participant is covered under another qualified defined contribution plan which is not a Master or Prototype plan, the Annual Addition credited to the
Participant's Account under this Plan for any Limitation Year will be limited in accordance with the provisions of Section 5.02 above as though the plan were a Master or Prototype Plan, unless the Employer provides other limitations pursuant to the Adoption Agreement.
	5.04	Employers Maintaining Defined Benefit Plans.  If the Employer
maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined
Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed
l.0 in any Limitation Year.  The Annual Addition which may be credited to the
Participant's Account under this Plan for any Limitation Year will be limited in accordance with the provisions of Section 5.02 above, unless the Employer provides other limitations pursuant to the Adoption Agreement.
	5.05	Definitions.  For purposes of this Article, the following terms shall be defined as follows:
		(a)	Annual Addition.  With respect to any Participant, the
"Annual Addition" shall be the sum of the following amounts credited to a
Participant's Account for the Limitation Year:
			(i)	Employer Contributions;
			(ii)	forfeitures; and
			(iii)	Nondeductible Voluntary Contributions.
	For the purposes of calculating the amount of Employer Contributions credited to a Participant's Account, Excess Elective Deferrals distributed on or before the April 15 deadline described in Section 6.01(b) below shall not be considered to be amounts credited to the Participant's Account but Excess
Contributions distributed to the Participant pursuant to Section 6.02 below, and Excess Aggregate Contributions distributed to, or forfeited by, the
Participant pursuant to Section 6.03, 6.04 or 6.05 below shall be considered to be amounts credited to a Participant's Account.
	Any Excess Amount applied under Section 5.01(c)(iii) or (iv) or Section
5.02(e) hereof in a Limitation Year to reduce Employer Contributions will be considered part of the Annual Addition for such Limitation Year.  Amounts allocated, after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) which is part of a pension or an annuity plan maintained by the Employer, or to a simplified employee pension (as defined in
Code Section 408(k)) maintained by the Employer, are treated as part of the
Annual Addition.  Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 23.02(a) hereof) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the
Employer, are treated as part of the Annual Addition but only for the purpose of determining whether the dollar limitation portion of the definition of
Maximum Permissible Amount has been exceeded.
		(b)	Compensation.  For the purposes of this Article V, the term
"Compensation" shall mean one of the following as selected by the Employer in the Adoption Agreement:
			(i)	W-2 Compensation.  Information required to be reported
under Sections 6041, 6051 and 6052 of the Code (Wages, tips and other compensation as reported on Form W-2).  Compensation is defined as wages within the meaning of Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052.  Compensation must be determined without regard to any rules under Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).
			(ii)	415 Safe Harbor Compensation.  Wages, salaries, and
fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:
				(A)	Employer contributions to a plan of deferred
compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;
				(B)	Amounts realized from the exercise of a
non-qualified stock option, or when property transferred to the Participant in connection with the performance of services either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
				(C)	Amounts realized from the sale, exchange or
other disposition of stock acquired under an incentive stock option; and
				(D)	Other amounts which received special tax
benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code
Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).
			(iii)	Safe Harbor Alternative Definition.  Compensation as
defined in (ii) above, reduced by all of the following items (even if includible in gross income):  reimbursements or other expenses allowances, fringe benefits (cash and non-cash) moving expenses, deferred compensation and welfare benefits.
	For any Self-Employed Individual, Compensation shall mean Earned Income.
	For purposes of applying the limitations of this Article V, Compensation for a Limitation Year is the Compensation actually paid or made available in gross income during such year.
	Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant was paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, and
contributions made on behalf of such a Participant are nonforfeitable when made.
		(c)	Defined Benefit Fraction.  The "Defined Benefit Fraction"
shall be a fraction, the numerator of which is the sum of the Participant's
Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the Limitation Year under Code Section 415(b)(l)(A) or 140% of the Participant's Highest Average
Compensation (including any adjustments required by Code Section 415(b)).
	Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the
Participant had accrued as of the end of the last Limitation Year beginning before January 1, 1987 (disregarding any changes in the terms and conditions of the Plan after May 5, 1986).  The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before
January 1, 1987.
		(d)	Defined Contribution Dollar Limitation.  The "Defined
Contribution Dollar Limitation" shall be the greater of:  (i) $30,000; or
(ii) one-fourth (1/4) of the defined benefit dollar limitation set forth in
Code Section 415(b)(i) as in effect for the Limitation Year.
		(e)	Defined Contribution Fraction.  The "Defined Contribution
Fraction" shall be a fraction, the numerator of which is the sum of the Annual
Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual
Additions attributable to all welfare benefit funds (as defined in Code
Section 419(e)), individual medical accounts (as defined in Code
Section 415(1)(2)) and simplified employee pensions (as defined in Code
Section 408(k)), and the denominator of which is the sum of the Maximum
Aggregate Amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).  The Maximum Aggregate Amount in any Limitation
Year is the lesser of 125% of the dollar limitation in effect under Code
Section 415(c)(l)(A) or 35% of the Participant's Compensation for such year.
	If the Participant was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this Defined Contribution Fraction and the Defined Benefit Fraction would otherwise exceed l.0 under the terms of this Plan.  Under the adjustment, an amount equal to the product of:
			(i)	the excess of the sum of the fractions over l.0,
multiplied by
			(ii)	the denominator of this Defined Contribution Fraction,
will be permanently subtracted from the numerator of this fraction.  The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987
(disregarding any changes in the terms and conditions of the Plan made after
May 5, 1986 but using the Code Section 415 limitation applicable to the first
Limitation Year beginning on or after January 1, 1987).  This adjustment also will be made if at the end of the last Limitation Year beginning before
January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Section 5 became effective to any plans of the Employer in existence on July 1, 1982.  For purposes of this paragraph, a Master or Prototype plan with an opinion letter issued before January 1, 1983, which was adopted by the Employer on or before
September 30, 1983, is treated as a plan in existence on July 1, 1982.
		(f)	Employer.  "Employer" means the Employer that adopts this
Plan and all members of (i) a controlled group of corporations (as defined in
Code Section 414(b) as modified by Code Section 415(h)), (ii) commonly controlled trades or businesses (whether or not incorporated) (as defined in
Code Section 414(c) as modified by Code Section 415(h)), or (iii) affiliated service groups (as defined in Code Section 414(m)) of which the Employer is a part and (iv) any other entity required to be aggregated with the employer pursuant to Code Section 414(o) and the regulations thereunder.
		(g)	Excess Amount.  The "Excess Amount" is the excess of what
would otherwise be a Participant's Annual Addition for the Limitation Year
over the Maximum Permissible Amount.  If at the end of a Limitation Year when the Maximum Permissible Amount is determined on the basis of the Participant's actual Compensation for the year, an Excess Amount results, the Excess Amount will be deemed to consist of the portion of the Annual Addition last allocated, except that the portion of the Annual Addition attributable to a welfare benefit fund will be deemed to have been allocated first regardless of the actual allocation date.
		(h)	Highest Average Compensation.  A Participant's "Highest
Average Compensation" is his or her average Compensation for the three consecutive Years of Service with the Employer that produces the highest average.
		(i)	Limitation Year.  A "Limitation Year" is the Plan Year or
any other 12-consecutive-month period specified by the Employer in the
Adoption Agreement.  All qualified plans maintained by the Employer must use the same Limitation Year.  If the Limitation Year is amended to a different
12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.
		(j)	Master or Prototype Plan.  A "Master or Prototype" plan is a plan the form of which is the subject of a favorable opinion letter from the
Internal Revenue Service.
		(k)	Maximum Permissible Amount.  For a Limitation Year, the
"Maximum Permissible Amount" with respect to any Participant shall be the lesser of
			(i)	the Defined Contribution Dollar Limitation or
			(ii)	25% of the Participant's Compensation for the
Limitation Year.
	The compensation limitation referred to in (ii) above shall not apply to contribution for medical benefits (within the meaning of Code Section 401(h)
or Section 419A(f)(2)) which is otherwise treated as an Annual Addition under
Code Section 415(l)(1) or 419A(d)(2).
		(l)	Projected Annual Benefit.  The "Projected Annual Benefit" is
the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:
			(i)	the Participant will continue employment until normal
retirement date under the plan (or current age, if later), and
			(ii)	the Participant's compensation for the current
Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

ARTICLE VI.   LIMITATIONS ON DEFERRALS,
MATCHING ALLOCATIONS AND VOLUNTARY CONTRIBUTIONS.

	6.01	Maximum Amount of Elective Deferrals.  For each calendar year, the sum of (i) the Salary Reduction Contributions, (ii) Deferred Cash
Contributions (together "Elective Deferrals") made on behalf of any Participant under this Plan, and (iii) similar contributions made under all other plans of the Employer with a cash or deferred feature shall not exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year. Elective Deferrals shall not include amounts properly distributed to a Participant as an Excess Amount pursuant to
Section 6.01(b). If, during any calendar year, more than the maximum permissible amount under Code Section 402(g) is allocated pursuant to one or more cash or deferred arrangements to a Participant's accounts under the Plan and any other plan described in Code Sections 401(k), 408(k), 403(b), 457, or 501(c)(18), the following provisions shall apply:

		(a)	The Participant may, but is not required to, assign to this
Plan all or part of such contributions in excess of the maximum permissible amount (hereinafter "Excess Elective Deferrals") by notifying the
Administrator by March 1 of the calendar year next succeeding the calendar year in which such contributions are made.  To be effective, such notice must be in writing, state that Excess Elective Deferrals have been made on behalf of such Participant for the preceding calendar year, and be submitted to the
Administrator.  A Participant is deemed to notify the Administrator of any
Excess Elective Deferrals that arise by taking into account only those Excess
Elective Deferrals made to this Plan and any other plans of this Employer.
		(b)	To the extent a Participant timely assigns, or is deemed to
assign, Excess Elective Deferrals to the Plan pursuant to (a) above, the
Administrator shall direct the Trustee to distribute such Excess Elective
Deferrals, adjusted for income or loss allocable thereto pursuant to
Section 6.01(c) below, to the Participant no later than the April 15 of the calendar year next succeeding the calendar year in which such Excess Elective
Deferrals were made.
		(c)	Excess Elective Deferrals shall be adjusted for any income
or loss up to the last day of the calendar year in which such Excess Elective
Deferrals were made.  The income or loss allocable to Excess Elective
Deferrals is (i) the income or loss allocable to the Participant's Salary
Reduction Contribution Account and/or Deferred Cash Contribution Account, as
the case may be, for the taxable calendar year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the balance of such account or accounts, as the case may be, determined as the beginning of the calendar year plus any Salary
Reduction Contributions or Deferred Cash Contributions made during the calendar year without regard to any income or loss occurring during such calendar year or (ii) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating the distributions required under this Article VI for the Plan
Year, and is used by the Plan to allocate income or loss to Participants'
Accounts.  Income or loss allocable to the period between the end of the calendar year and the date of distribution shall be disregarded in determining income or loss.  Excess Elective Deferrals shall be treated as an Annual
Addition under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the calendar year.
	6.02	Limitation on Elective Deferrals.
		(a)	For each Plan Year, the Average Deferral Percentage of the
group of Highly Compensated Participants for the Plan Year may not exceed the greater of (i) 1.25 times the Average Deferral Percentage of the group of
Non-Highly Compensated Participants for the same Plan Year; or (ii) the lesser of 2 times the Average Deferral Percentage of all such Non-Highly Compensated
Participants, or such Average Deferral Percentage plus 2 percentage points.
	For purposes of this Section 6.02, the "Average Deferral Percentage" of a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Participant in such group) of (A) the amount of the Contributions actually paid over to the Trust on behalf of each
Participant for each Plan Year to (B) the Participant's Compensation for the
Plan Year.  For purposes of this Section 6.02, "Compensation" shall have the same meaning as in Section 2.09(a); provided, however, that to the extent elected by the Employer in the Adoption Agreement "Compensation" shall exclude amounts paid for the period when the Participant was not eligible to make
Elective Deferrals and/or shall include the amounts set forth in Section
2.09(b).  For purposes of this Section 6.02, "Contributions" shall include both Elective Deferrals (including Excess Elective Deferrals of Highly
Compensated Participants) and Qualified Nonelective Contributions, if any.

Such Contributions shall not include (1) Excess Elective Deferrals of
Non-Highly Compensated Participants that arise solely from Elective Deferrals made under this Plan or other plans of the Employer, and (2) Elective
Deferrals that are taken into account in the Contribution Percentage Test
(provided the Average Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals).  For purposes of computing
Average Deferral Percentages, each Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.
		(b)	Special Rules:
			(i)	The deferral percentage of a Highly Compensated
Participant for the Plan Year who is eligible to have Elective Deferrals allocated to his or her accounts under two or more arrangements described in
Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals were made under a single arrangement.  If a
Highly Compensated Participant participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.  Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations promulgated under Code
Section 401(k).
			(ii)	In the event that this Plan satisfies the requirements
of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this Section 6.02 shall be applied by determining the Average Deferral Percentages of Employees as if all such plans were a single plan.  For Plan Years beginning after
December 31, 1989, plans may be aggregated in order to satisfy Code
Section 401(k) only if they have the same Plan Year.
               (iii) For purposes of determining the deferral percentage of a Participant who is a 5% owner or one of the top ten Highly Compensated
Employees, the Elective Deferrals (and, if applicable, Qualified Nonelective
Contributions) and Compensation of such Participant shall include the Elective
Deferrals (and, if applicable, Qualified Nonelective Contributions) and
Compensation for the Plan Year of his Family Members.  Such Family Members
shall be disregarded as separate Participants in determining the Average
Deferral Percentage both for Non-Highly Compensated Participants and for
Highly Compensated Participants.
			(iv)	For purposes of applying the Average Deferral
Percentage test, Elective Deferrals and Qualified Nonelective Contributions
must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.
			(v)	The Employer shall maintain records sufficient to
demonstrate satisfaction of the Average Deferral Percentage test and the amount of Qualified Nonelective Contributions, if any, used in such test.
			(vi)	The determination and treatment of the deferral
percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
			(vii)	If, in any Plan Year, the Plan benefits Employees
otherwise excludable from the Plan if the Plan had imposed the greatest minimum age and service conditions permissible under Section 410(a) of the
Code, and the Employer applies Section 410(b) of the Code separately to the portion of the Plan that benefits only Employees who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permissible under Section 410(a) and to the portion of the
Plan that benefits Employees who have satisfied the greatest minimum age and service conditions permissible under Section 410(a), the Plan shall be treated as comprising two separate Plans and the Average Deferral Percentage test set forth in subsection (a) shall be applied separately for each group of
Employees in each Plan.
		(c)	If, for any Plan Year, the Plan is unable to satisfy the
Average Deferral Percentage test set forth in subsection (a) above, the
Employer may make a Qualified Nonelective Contribution to the Trust in an amount determined at the discretion of the Employer on behalf of the group of
Non-Highly Compensated Participants who were actively employed on the last day of the Plan Year and who were eligible to participate in the Plan for the entire Plan Year.  The Qualified Nonelective Contribution will be allocated as follows:
			(i)	The lowest paid Participant in the group will be
allocated an amount equal to the lowest of (1) 25% of the Participant's
Compensation for the Plan Year; (2) the Maximum Permissible Amount applicable to the Participant; or (3) the full amount of the Qualified Nonelective
Contribution.
			(ii)	The next lowest paid Participant will be allocated an
amount equal to the lowest of (1) 25% of the Participant's Compensation for the Plan Year; (2) the Maximum Permissible Amount applicable to the
Participant; or (3) the balance of the Qualified Nonelective Contribution after the above allocation.
			(iii)	The allocation in step (ii) will be applied
individually to each remaining Participant in the group, in ascending order of
Compensation, until the Qualified Nonelective Contribution is fully allocated.
Once the Qualified Nonelective Contribution is fully allocated, no further allocation will be made to the remaining Participants in the group.
		(d)	If, for any Plan Year, after taking into account the
Qualified Nonelective Contributions made by the Employer pursuant to
Subsection (c) above, if any, the Administrator shall determine the aggregate amount of Elective Deferrals of Highly Compensated Participants for such Plan
Year exceeds the maximum amount of such contributions permitted by the Average
Deferral Percentage test set forth in subsection (a) above, the Administrator shall reduce such excess contributions made on behalf of Highly Compensated
Participants in order of their deferral percentages, beginning with the highest of such percentages (hereinafter "Excess Contributions").  For each
Highly Compensated Participant who is so affected, the Administrator shall reduce amounts credited to his or her Salary Reduction Contribution Account and Deferred Cash Contribution Account in proportion to the Participant's
Salary Reduction Contributions and Deferred Cash Contributions for the Plan
Year.  Excess Contributions of each Participant who is subjected to the Family
Member aggregation rules shall be allocated among the Family Members of such
Participant in proportion to the Elective Deferrals (and amounts treated as
Elective Deferrals) of each Family Member that is combined to determine the combined deferral percentage.  Such Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed to each affected Highly
Compensated Participant no later than the last day of the Plan Year following the Plan Year in which such Excess Contributions were made.  If Excess
Contributions are not distributed before the date which is 2-1/2 months after the last day of the Plan Year in which such Excess Contributions arose, a 10%
excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts.  Excess Contributions shall be treated as an Annual Addition under the Plan.
		(e)	Excess Contributions shall be adjusted for any income or
loss up to and including the last day of the Plan Year for which such Excess
Contributions were made.  The income or loss allocable to Excess Contributions is (i) the income or loss allocable to the Participant's Salary Reduction
Contribution Account and/or Deferred Cash Contribution Account, as the case may be, for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the balance of such Account or Accounts, as the case may be, determined as of the beginning of the Plan Year plus any Salary Reduction Contributions and/or
Deferred Cash Contributions made during the Plan Year without regard to any income or loss occurring during such Plan Year, or (ii) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under this Article VI for the Plan Year and is used by the Plan in allocating income or loss to Participants' Accounts.  Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded.
	6.03	Limitation on Voluntary Nondeductible Contributions and Employer
Matching Contributions.
		(a)	For each Plan Year, the Average Contribution Percentage of
the group of Highly Compensated Participants for the Plan Year may not exceed the greater of (i) 1.25 times the Average Contribution Percentage of the group of Non-Highly Compensated Participants for the same Plan Year, or (ii) the lesser of 2 times the Average Contribution Percentage of all such Non-Highly
Compensated Participants, or such Average Contribution Percentage plus 2 percentage points.
	For purposes of this Section 6.03, the "Average Contribution Percentage"
of a specified group of Participants for a Plan year shall be the average of the ratios (expressed as a percentage and calculated separately for each
Participant in such group) of (A) the Contribution Percentage Amounts actually paid over to the Trust on behalf of each Participant to (B) the Participant's
Compensation for the Plan Year.  For purposes of this Section 6.03,
"Compensation" shall have the same meaning as in Section 2.09; provided, however, that to the extent elected by the Employer in the Adoption Agreement,
"Compensation" shall exclude amounts paid for the period when the Participant was not eligible to participate in the Plan with respect to the allocation of
Employer Matching Contributions or with respect to the making of Voluntary
Nondeductible Contributions and/or shall include the amounts set forth in
Section 2.09(b).  For purposes of this Section 6.03, "Contribution Percentage
Amounts" shall be the sum of Voluntary Nondeductible Contributions and
Employer Matching Contributions.  Such Contribution Percentage Amounts shall not include Employer Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they related are Excess Deferrals, Excess Contributions, or Excess Aggregate
Contributions.  In determining the Contribution Percentage Amounts, the
Administrator may include Qualified Nonelective Contributions that are not used in satisfying the Average Deferral Percentage test of Section 6.02 and
Qualified Matching Contributions.  The Administrator also may elect to use
Elective Deferrals in the Contribution Percentage Amounts so long as the
Average Deferral Percentage test is met before the Elective Deferrals are used in the Average Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Average
Contribution Percentage test.  For purposes of computing Average Contribution
Percentages, each Employee who is eligible to make Voluntary Nondeductible
Contributions or Elective Deferrals or to receive an Employer Matching
Contribution shall be taken into account as a Participant, whether or not he is actually making, or entitled to receive, such contributions to the Trust.
		(b)	Special Rules:
			(i)	For purposes of this Section 6.03, the contribution
percentage of a Highly Compensated Participant for the Plan Year who is
eligible to have Contribution Percentage Amounts allocated to his or her accounts under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(m) that are maintained by the
Employer, shall be determined as if the total of such Contribution Percentage
Amounts was made under each plan.  Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code Section 401(m).
			(ii)	In the event that this Plan satisfies the requirements
of Code Section 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section
6.03 shall be applied by determining the Contribution Percentage of
Participants as if all such plans were a single plan.  For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy
Code Section 401(m) only if they have the same Plan Year.
			(iii)	For purposes of determining the Contribution
Percentage of a Participant who is a 5% owner or one of the top-ten Highly
Compensated Employees, the Contribution Percentage Amounts and Compensation of
such Participant shall include the Contribution Percentage Amounts and
Compensation for the Plan Year of his Family Members.  Such Family Members
shall be disregarded as separate Employees in determining the Average
Contribution Percentage both for Non-Highly Compensated Participants and for
Highly Compensated Participants.
			(iv)	For purposes of applying the Average Contribution
Percentage test, Voluntary Nondeductible Contributions are considered to have been made in the Plan Year in which contributed to the Trust.  Employer
Matching Contributions, Elective Deferrals, Qualified Matching Contributions
and Qualified Nonelective Contributions will be considered made for a Plan
Year if made no later than the end of the 12-month period immediately following the Plan Year to which such Contributions relate.
			(v)	The Employer shall maintain records sufficient to
demonstrate satisfaction of the Average Contribution Percentage test and the amount of Qualified Matching Contributions and Qualified Nonelective
Contributions, if any, used in such test.
			(vi)	The determination and treatment of the contribution
percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
			(vii)	If, in any Plan Year, the Plan benefits Employees
otherwise excludable from the Plan if the Plan had imposed the greatest minimum age and service conditions permissible under Section 410(a) of the
Code, and the Employer applies Section 410(b) of the Code separately to the portion of the Plan that benefits only Employees who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permissible under Section 410(a) and to the portion of the
Plan that benefits Employees who have satisfied the greatest minimum age and service conditions permissible under Section 410(a), the Plan shall be treated as comprising two separate Plans and the Average Contribution Percentage test set forth in subsection (a) shall be applied separately for each group of
Employees in each Plan.
		(c)	If, for any Plan Year, the Plan is unable to satisfy the
Average Contribution Percentage test set forth in subsection (a) above, in lieu of distributing excess Contribution Percentage Amounts to Highly
Compensated Participants as provided in subsection (d) below, the Employer may make a Qualified Matching Contribution to the Trust on behalf of Non-Highly
Compensated Participants in an amount sufficient to enable the Plan to meet the Average Contribution Percentage test set forth in subsection (a) above.
Such Qualified Matching Contribution shall be allocated to the Qualified
Nonelective Contribution Account of each Non-Highly Compensated Participant who is eligible to participate in the Plan at any time during the Plan Year in the same manner as the allocation of Employer Matching Contributions.
		(d)	If, for any Plan Year, the Administrator shall determine
that the aggregate Contribution Percentage Amounts of Highly Compensated
Participants for such Plan Year exceeds the maximum amount permitted by the
Average Contribution Percentage test in subsection (a) above, the
Administrator shall reduce such excess Contribution Percentage Amounts made on behalf of Highly Compensated Participants in order of their contribution percentages, beginning with the highest of such percentages (hereinafter
"Excess Aggregate Contributions").  The foregoing determination shall be made after first determining Excess Elective Deferrals pursuant to Section 6.01, and then determining Excess Contributions pursuant to Section 6.02.  For each
Highly Compensated Participant who is affected, the Administrator shall reduce, on a pro rata basis, amounts credited to his or her Voluntary
Nondeductible Contribution Account and his or her Employer Matching
Contribution Account.  Excess Aggregate Contributions of each Highly
Compensated Participant who is subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Voluntary
Nondeductible Contributions and Employer Matching Contributions (and amounts treated as Contribution Percentage Amounts) of each Family Member that is combined to determine the combined contribution percentage.  Subject to the provisions of Section 6.05, Excess Aggregate Contributions which are attributable to the sum of Voluntary Nondeductible Contributions and fully vested Employer Matching Contributions plus any income and minus any loss allocable thereto, shall be distributed to each affected Highly Compensated
Participant no later than the last day of the Plan Year following the Plan
Year in which such Excess Aggregate Contributions were made.  If such Excess
Aggregate Contributions are not distributed within 2-1/2 months after the last day of the Plan Year in which such Excess Aggregate Contributions arose, a 10%
excise tax shall be imposed on the Employer maintaining the Plan with respect to those amounts.  Excess Aggregate Contributions which are attributable to
Employer Matching Contributions which are not fully vested, plus any income and minus any loss allocable thereto, shall be forfeited and shall be applied to reduce future Employer Matching Contributions.  Excess Aggregate
Contributions shall be treated as an Annual Addition under the Plan.
		(e)	Excess Aggregate Contributions shall be adjusted for any
income or loss up to and including the last day of the Plan Year for which such Excess Aggregate Contributions were made.  The income or loss allocable to Excess Aggregate Contributions is (i) the income or loss allocable to the
Participant's Voluntary Nondeductible Contribution Account and/or Employer
Matching Contribution Account, as the case may be, for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess
Aggregate Contributions for the year and the denominator is the balance of such Account or Accounts, as the case may be, determined as of the beginning of the Plan Year plus any Voluntary Nondeductible Contributions and/or
Employer Matching Contributions made during the Plan without regard to any income or loss occurring during such Plan Year, or (ii) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under this Article VI for the Plan Year and is used by the Plan in allocating income or loss to Participants' Accounts.  Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded.
	6.04	Multiple Use Test.  If one or more Highly Compensated Participants participate in both a cash or deferred arrangement and a plan subject to the
Average Contribution Percentage test maintained by the Employer and the sum of the Average Deferral Percentage and Average Contribution Percentage of those

Highly Compensated Participants subject to either or both tests exceeds the
Aggregate Limit, then unless the Employer elects to make a Qualified
Nonelective Contribution or a Qualified Matching Contribution to the Trust to
the extent necessary to enable the Plan to satisfy the Aggregate Limit, the
Contribution Percentage Amounts of those Highly Compensated Participants who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Participant whose contribution percentage is the highest) so that the Aggregate Limit is not exceeded.  The amount by which each Highly Compensated Participant's Contribution Percentage Amount is
reduced shall be treated as an Excess Aggregate Contribution.  The Average
Deferral Percentage and Average Contribution Percentage of the Highly
Compensated Participants are determined after any corrections required to meet the Average Deferral Percentage and Average Contribution Percentage tests in
Sections 6.02 and 6.03.  Multiple use does not occur if both the Average
Deferral Percentage and Average Contribution Percentage of the Highly
Compensated Employees do not exceed 1.25 multiplied by the Average Deferral
Percentage and Average Contribution Percentage of the Non-Highly Compensated
Employees.
	For purposes of this Section 6.04, the "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the Average Deferral Percentage of the Non-Highly Compensated Participants for the Plan Year or the Average
Contribution Percentage of the Non-Highly Compensated Participants under the
Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (ii) the lesser of 200%
of, or two percentage points plus the lesser of such Average Deferral
Percentage or Average Contribution Percentage.  "Lesser" shall be substituted for "greater" in (i) and "greater" shall be substituted for "lesser" after
"two percentage points plus the" in (ii) if such substitution would result in a larger Aggregate Limit.
	6.05	Further Limitations on Employer Matching Contributions.
Notwithstanding anything to the contrary in the foregoing, any Employer
Matching Contributions related to a Participant's Excess Deferrals, Excess
Contributions and/or Excess Aggregate Contributions shall be forfeited by such
Participant and such amounts shall be applied to reduce future Employer
Matching Contributions.
	6.06	Special Rules.  Any amount distributed to a Highly Compensated
Participant pursuant to this Article VI shall not be subject to any of the consent rules for Participants and sponsors contained in Articles IX, X and
XXIV, below.  Amounts distributed pursuant to this Article VI shall be allocated on a pro rata basis among the Designated Investments in which a
Participant's Account is invested; provided, however, that the Administrator or the Participant may specify an alternative manner in which distributions shall be allocated.
ARTICLE VII.   TIME AND MANNER OF MAKING CONTRIBUTIONS
	7.01	Manner.  Unless otherwise agreed to by the Trustee, contributions to said Trustee shall be made only in cash.  All contributions may be made in one or more installments.
	7.02	Time.  Employer Contributions (other than Salary Reduction
Contributions and Deferred Cash Contributions) with respect to a Plan Year shall be made before the time limit, including extensions thereof, for filing the Employer's federal income tax return for the Year with or within which the particular Plan Year ends (or such later time as is permitted by regulations authorized by the Secretary of the Treasury or delegate or such earlier time as the Secretary of the Treasury or delegate prescribes with respect to contributions used to satisfy the nondiscrimination tests set forth in
Article VI above).  Unless the Secretary of the Treasury prescribes a later date in regulations, Salary Reduction and Deferred Cash Contributions shall be made within 30 days after the date on which, in the absence of the
Participant's election to make such contributions, such amounts would have been payable to the Participant as cash compensation.  Nondeductible Voluntary
Contributions for a given Limitation Year (as defined in Section 5.05(i)
above) must be made during such Limitation Year or within 30 days of the end of the Limitation Year.  Rollover Contributions may be made at any time acceptable to the Administrator in accordance with Section 4.06 hereof.
	All contributions shall be paid to the Administrator for transfer to the
Trustee, as soon as possible, or, if acceptable to the Administrator and the
Trustee, such contributions may be paid directly to the Trustee.  The
Administrator shall transfer such contributions to the Trustee as soon as possible.  The Administrator may establish a payroll deduction system or other procedure to assist the making of Nondeductible Voluntary Contributions to the
Trust, and the Administrator may from time to time adopt rules or policies governing the manner in which such contributions may be made so that the Plan may be conveniently administered.
	7.03	Separate Accounts.  For each Participant, a separate account shall be maintained for each of the following types of contributions and the income, expenses, gains and losses attributable thereto:
		(a)	Salary Reduction Contributions, if selected in the Adoption
Agreement;
		(b)	Deferred Cash Contributions, if selected in the Adoption
Agreement;
		(c)	Employer Profit Sharing Contributions, if selected in the
Adoption Agreement;
		(d)	Employer Matching Contributions, if selected in the Adoption
Agreement;
		(e)	Nondeductible Voluntary Contributions, if selected in the
Adoption Agreement, with separate accounts maintained for pre-1987
Nondeductible Voluntary Contributions and post-1986 Nondeductible Voluntary
Contributions;
		(f)	Qualified Nonelective Contributions and Qualified Matching
Contributions, if selected in the Adoption Agreement;
		(g)	Deductible Voluntary Contributions, if Participants made
such contributions in past years; and
		(h)	Rollover Contributions, if, pursuant to Section 4.06 hereof, the Administrator directs the Trustee to accept such contributions.
	In addition, pursuant to Section 8.03 hereof, separate accounts will be maintained for the pre-break and post-break Employer Contributions made on behalf of a Participant who has Service excluded from the calculations of
Vesting Years.  Notwithstanding the above, if a Participant's rights to one or more types of Employer Contributions are immediately and fully nonforfeitable and are subject to the same distribution rules, such types of contributions may be maintained in a single account.

ARTICLE VIII.   VESTING
	8.01	When Vested.  A Participant shall always have a fully vested and nonforfeitable interest in his or her Nondeductible Voluntary Contribution Account, Deductible Voluntary Contribution Account, Salary Reduction Contribution Account, Deferred Cash Contribution Account, Qualified
Nonelective Contribution Account and Rollover Account. A Participant's interest in his or her Employer Profit Sharing Contribution Account and Employer Matching Contribution Account shall be vested and nonforfeitable at Normal Retirement Date, death while in Service, Disability, upon termination (including a complete discontinuance of Employer Contributions) or partial termination of the Plan and otherwise only to the extent specified in the Adoption Agreement.

	8.02	Employer Profit Sharing Contribution and Employer Matching
Contribution Forfeitures.  If a Participant's employment with the Employer is terminated before his or her Employer Profit Sharing Contribution Account
and/or Employer Matching Contribution Account is (are) fully vested in accordance with Section 8.01, this Section 8.02 shall apply.
		(a)	The portion of the Participant's Employer Profit Sharing
Contribution Account and/or Employer Matching Contribution Account which is to be forfeited pursuant to subsection (b) below shall be treated as follows:
			(i)	if the Employer has not specified otherwise in the
Adoption Agreement, the forfeiture shall be allocated as if it were an
Employer Profit Sharing Contribution or Employer Matching Contribution, as the
case may be, for the Plan Year following the Plan Year in which such forfeiture occurs, or
			(ii)	if the Employer so specifies in the Adoption
Agreement, the forfeiture(s) shall be applied to reduce the Employer's obligation to make Employer Matching Contributions for the Plan Year following the Plan Year in which the forfeiture occurs, provided that if the amount of the forfeiture to be reallocated exceeds the Employer's then unsatisfied obligation to make Employer Matching Contributions for the Plan Year, the forfeiture shall be applied to reduce the Employer's obligation to make fixed
Employer Profit Sharing Contributions for the Plan Year following the Plan
Year in which the forfeiture occurs.  If the Plan does not provide for fixed
Employer Profit Sharing Contributions, or the amount of forfeiture to be reallocated exceeds the Employer's then unsatisfied obligation to make fixed
Employer Profit Sharing Contributions, the forfeiture shall be reallocated as if it were an additional discretionary Employer Profit Sharing Contribution made for the Plan Year following the Plan Year in which the forfeiture occurs.
		(b)	If the Participant elects to receive a distribution of the
value of his vested account balances in his or her Employer Profit Sharing
Contribution and Employer Matching Contribution Accounts in a lump sum pursuant to the provisions of Section 10.02(a)(ii) or receives a nonconsensual distribution pursuant to Section 10.04, the nonvested portion of his or her
Employer Profit Sharing Contribution and Employer Matching Contribution
Accounts shall be treated as a forfeiture and reallocated pursuant to the provisions of Section 8.02(a).  For this purpose, if the value of a
Participant's vested account balance in his or her Employer Profit Sharing
Contribution and Employer Matching Contribution Accounts is zero, the
Participant shall be deemed to have received a distribution of such vested account balance.  A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Code
Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989.
	In all other cases, the nonvested portion of a Participant's Employer
Profit Sharing Contribution and Employer Matching Contribution Accounts shall be treated as a forfeiture and reallocated pursuant to the provisions of
Section 8.02(a) when such Participant incurs five consecutive One-Year Breaks in Service.
		(c)	No forfeitures shall occur solely as a result of withdrawal
of Deductible Voluntary Contributions, Nondeductible Voluntary Contributions,
or Rollover Contributions.
	8.03	Reemployment
		(a)	If a former Participant who was not fully vested in his or
her Employer Profit Sharing Contribution and/or Employer Matching Contribution
Accounts at termination of employment is reemployed after incurring five consecutive One-Year Breaks in Service, he or she shall have no right to any forfeited account balance.  Any undistributed vested portion of his or her
Employer Profit Sharing Contribution Account shall be held in a separate vested Employer Profit Sharing Contribution Account, and future Employer

Profit Sharing Contributions on his or her behalf shall be credited to a new
Employer Profit Sharing Contribution Account until such Participant becomes fully vested in such Account where upon such Participant's old and new
Employer Profit Sharing Contribution Accounts shall be merged.  Any undistributed vested portion of his or her Employer Matching Contribution
Account shall be held in a separate vested Employer Matching Contribution
Account, and future Employer Matching Contributions on his or her behalf shall be credited to a new Employer Matching Contribution Account until such
Participant becomes fully vested in such Account whereupon such Participant's old and new Employer Matching Contribution Accounts shall be merged.
		(b)	The following provisions shall apply with respect to a
former Participant who was not fully vested in his or her Employer Profit
Sharing Contribution and/or Employer Matching Contribution Accounts at
termination of employment, and who is reemployed before he or she incurs five consecutive One-Year Breaks in Service:
			(i)	If no amounts have been forfeited from his or her
Employer Profit Sharing Contribution Account and/or Employer Matching
Contribution Account, the amounts remaining in his or her Employer Profit
Sharing Contribution Account and/or Employer Matching Contribution Account
shall be restored to his or her credit.
			(ii)	If the nonvested portion of the Participant's Employer
Profit Sharing Contribution Account and/or Employer Matching Contribution
Account has been forfeited, and the Participant has previously received the vested portions of his or her Employer Profit Sharing Contribution Account
and/or Employer Matching Contribution Account, he or she shall have the right to repay to the Plan the full amount of such prior distribution.  Such repayment must be made on or before the earlier of five years after the first date on which the Participant is subsequently reemployed by the Employer, or the close of the first period of five consecutive One-Year Breaks in Service following the date of distribution.  Upon such repayment, the amount of any such repayment plus the value of the forfeited portion of such Accounts as of the date of forfeiture shall be credited to such Accounts.
			(iii)	If the Participant is deemed to have received a
distribution from his Employer Profit Sharing Contribution Account and/or
Employer Matching Contribution Account pursuant to Section 8.02(b), and his entire Employer Profit Sharing Contribution Account and/or Employer Matching
Contribution Account has been forfeited, upon the reemployment of such
Participant, the value of his Employer Profit Sharing Contribution Account and/or Employer Matching Contribution Account as of the date of the forfeiture shall be restored to his credit within a reasonable time after his or her reemployment.
			(iv)	Restoration of the previously forfeited amount shall
be funded by current unallocated forfeitures, additional Employer contributions, or any combination thereof at the Employer's discretion.  Such restoration shall not be treated as an Annual Addition under Article V.
			(v)	Any Employer Profit Sharing Contributions to which
such Participant becomes entitled after reemployment shall be credited to his or her Employer Profit Sharing Contribution Account.  Any Employer Matching
Contributions to which such Participant becomes entitled after reemployment shall be credited to his or her Employer Matching Contribution Account.  The
portion of such Accounts to which he or she will be entitled upon subsequent termination of employment will be based upon his or her aggregate Vesting
Years before and after the break.

ARTICLE IX.   DISTRIBUTIONS UPON DEATH
	9.01	Distributions at Death.  If a Participant dies at a time when he or she has a vested Account balance, this Section shall apply with respect to such vested Account balance.
		(a)	The Trustee shall, at the direction of the Administrator,
distribute a Participant's vested Account balance in accordance with the provisions of this Article IX.  The Administrator's direction shall include notification of the Participant's death, the existence or non-existence of a surviving spouse; the amounts, or method of calculating the amounts, to be distributed on given dates; and such other information required by the
Trustee.
		(b)	If the Participant has validly named a Beneficiary or
Beneficiaries in compliance with Article XVII, his or her vested Account balance shall be distributed to the Beneficiary or Beneficiaries so named.  To the extent that any portion of a vested Account balance of a deceased
Participant is not governed by an effective Designation of Beneficiary, that portion of the vested Account balance shall be distributed to the deceased
Participant's Spouse or if that is not possible, to the estate of the deceased
Participant.
		(c)	If the Participant has validly elected a form of
distribution permitted under Section 10.02 which complies with the applicable provisions of subsection (d) below (a "permissible form of distribution") with respect to his or her vested Account balance, such vested Account balance shall be distributed in accordance with such election whether or not distributions have commenced prior to the Participant's death.  With respect to any portion of a deceased Participant's vested Account balance for which the Participant had not validly elected a permissible form of distribution prior to his or her death, distribution shall be made in such permissible form as the Participant's Beneficiary (or Beneficiaries) may elect in writing with the Trustee.  In the absence of such a valid election by the Beneficiary, the
Participant's vested Account balance shall be distributed as follows:
			(i)	if distributions have commenced prior to the
Participant's death, in the form selected by the Participant,
			(ii)	if distributions have not commenced prior to the
Participant's death, and if the Beneficiary is the Spouse, in substantially equal installment payments over the Spouse's Applicable Life Expectancy, or, if the Beneficiary is not the Spouse, in a lump sum.
		(d)	Distribution to the Participant's Beneficiary shall be made
according to the following provisions:
			(i)	If the Participant dies before distributions have
commenced on account of the Participant's attainment of his or her First
Required Distribution Year and if the Beneficiary is not the Spouse, the
Participant's entire vested Account balance must be distributed to the
Participant's Beneficiary either (A) on or before December 31 of the calendar year during which occurs the fifth anniversary of the Participant's death, or
(B) in substantially equal annual or more frequent installments over a period not exceeding the Applicable Life Expectancy of the oldest Beneficiary (as determined as of the date of the Participant's death) provided that such distributions commence before the second January 1 which follows the
Participant's death.
			(ii)	If the Participant dies before distributions have
commenced on account of the Participant's attainment of his or her First
Required Distribution Year and if the Beneficiary is the Spouse, the
Participant's entire vested Account balance must be distributed to the
Participant's Spouse either (A) in a lump sum payable, or in installments which will be completely paid, on or before December 31 of the calendar year during which occurs the fifth anniversary of the date of the Participant's death, or (B) in annual installments over the Spouse's life or a period not longer than the Spouse's Applicable Life Expectancy provided that such distribution is commenced before the later of (1) the first January 1 following the calendar year during which the Participant would have attained age 70 1/2 had the Participant not died or (2) the second January 1 which follows the Participant's death.
			(iii)	If a Participant dies after distributions have
commenced on account of the Participant's attainment of his or her First
Required Distribution Year, distributions to the Participant's Spouse,
Beneficiary or estate shall continue over a period at least as rapid as the period selected by the Participant.
		(e)	If a Beneficiary dies after the Participant (or in the case
of a Beneficiary designated by another Beneficiary, after such other
Beneficiary) and before such deceased Beneficiary receives full payment of the portion of the vested Account balance to which he or she is entitled, the
Trustee shall, upon direction of the Administrator, distribute the funds to which the deceased Beneficiary is entitled to the Beneficiary or Beneficiaries validly named on the most recent Designation of Beneficiary filed by the deceased Beneficiary.  To the extent that any portion of the funds to which the deceased Beneficiary was entitled are not governed by an effective
Designation of Beneficiary, the funds shall be distributed to the deceased
Beneficiary's surviving Spouse, or if that is not possible, to the estate of the deceased Beneficiary.  The Administrator's direction shall include notification of the Beneficiary's death and the existence or non-existence of a surviving Spouse and such other information required by the Trustee.  Such funds shall be distributed as follows:
			(i)	If distributions had commenced before the
Participant's death, distribution to the beneficiary of a deceased Beneficiary shall continue over a period at least as rapid as that selected by the
Participant.
			(ii)	If the deceased Beneficiary was the surviving Spouse
of the Participant and had not begun to receive distributions from the
Participant's Account at the time of his or her death, the Participant's vested Account balance shall be distributed to the deceased Beneficiary's
Beneficiary according to the provisions of  Sections 9.01(c) - (d) applied as if the deceased Beneficiary were the Participant.  In addition, the surviving
Spouse's Beneficiaries shall be treated as Beneficiaries during any future application of this Section.
			(iii)	If neither subparagraph (i) nor (ii) above apply, the
Participant's vested Account balance shall be distributed to the deceased
Beneficiary's Beneficiary either (A) on or before December 31 of the calendar year during which occurs the fifth anniversary of the Participant's death or
(B) in substantially equal annual or more frequent installments over the remainder of the Applicable Life Expectancy of the oldest Beneficiary of the
Participant as determined at the Participant's death provided that distributions commence before the second January 1 which follows the
Participant's death.
	9.02	Children as Beneficiaries.  For the purposes of Section 9.01, to the extent provided by Treasury regulations, any distribution paid to a
Participant's child shall be treated as paid to the Participant's surviving
Spouse if the remaining portion of the Participant's vested Account balance with respect to which such child is a Beneficiary becomes payable to the surviving Spouse when the child reaches the age of majority (or such other designated event permitted under the Treasury regulations).
	9.03	Nonconsensual Distributions to Beneficiaries.  Notwithstanding any
provision of this Article, Article X or Article XXIV to the contrary, the
Administrator may direct the entire vested Account balance of a deceased

Participant (exclusive of his or her Rollover Account and Deductible Voluntary Contribution Account) be distributed if the amount distributed will be equal to $3,500 or less.  The Administrator may make such direction without obtaining the consent of any Beneficiary.
	9.04	Eligible Rollover Distributions.  If the Participant's Beneficiary
is a surviving Spouse, the provisions of Section 10.07 shall apply to distributions made pursuant to Article IX.

ARTICLE X.   DISTRIBUTIONS AFTER SEPARATION FROM SERVICE
	10.01	Commencement of Distributions.  The Trustee shall, at the
direction of the Administrator, distribute a Participant's vested Account balance in accordance with the provisions of this Article X.  The
Administrator's direction shall include the amounts, or method of calculating the amounts, to be distributed on given dates and such other information required by the Trustee.  In the event distribution is to be made in the form of an annuity contract, the Administrator shall also direct the Trustee with regard to the purchase of such a contract, including the selection of an appropriate insurance carrier. Except as otherwise provided in this
Article X, distributions of a Participant's vested Account balance shall commence within 60 days after the close of the Plan Year during which occurs the later of (a) the Participant's Normal Retirement Date or (b) the earlier of (i) the Participant's separation from Service or (ii) the end of his or her First Required Distribution Year. Payment of benefits may, at the discretion of the Trustee, be paid directly to the Participant or to the Administrator, as payee agent.  If the Participant's vested Account balance (exclusive of his or her Rollover Account and Deductible Voluntary Contribution Account) is
greater than $3,500, written consent of the Participant is required for any earlier distribution. A Participant may file an election with the
Administrator to request that distributions commence in accordance with one of the following options provided that the distribution shall otherwise comply with the requirements of the Plan (including, but not limited to, Section
10.03):
		(A)	Distributions commencing before the Participant's Normal
Retirement Date if the Participant is Disabled or experiences a separation from Service.
		(B)	Distributions commencing after the normal time of
distribution described above; provided, however, that any such deferred distribution must commence no later than 60 days after the end of the Participant's First Required Distribution Year.
	10.02	Forms of Distribution.
		(a)	Upon a Participant's separation from Service (for reasons
other than death), he or she may file an election with the Administrator to request to receive a distribution of his or her vested Account balance in one or more of the following optional forms, provided that the distribution shall otherwise comply with the requirements of this Plan and provided that the optional forms have been designated by the Employer in the Adoption Agreement:
			(i)	Distribution of the Participant's entire vested
Account balance in monthly installments over a period equal to the shorter of
120 months or the Applicable Life Expectancy.  The monthly amount shall normally be the balance of the Participant's vested Account balance divided by the remaining number of months in such period, all rounded to the nearest cent. However, the amount of each monthly installment may be recomputed and adjusted from time to time no more frequently than monthly as the Trustee may reasonably determine.
			(ii)	Distribution of the Participant's entire vested
Account balance in a lump sum.

			(iii)	Distribution of the Participant's entire vested
Account balance in installment payments of a fixed amount, such payments to be made until exhaustion of the Participant's vested Account balance.
			(iv)	Distribution in kind.
			(v)	Any reasonable combination of the foregoing or any
reasonable time or manner of distribution within the above-stated limitations.
			(vii)	Any distribution option that is a "protected benefit"
under Code Section 411(d)(6).
		(b)	To the extent permitted by applicable law and consistent
with the provisions of this Article X, amounts distributed pursuant to this
Article X shall be allocated on a pro rata basis among the Participant's
Accounts and among the Designated Investments in which each Account is invested; provided, however, that the Participant may specify to the
Administrator an alternative manner in which distributions shall be so allocated.
     10.03   Required Minimum Distributions.  In the case of each Participant, the annual distribution from his or her Account shall be determined by the
Administrator in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of
Section 1.401(c)(9)-2 of such regulations and must equal or exceed the amount equal to the quotient obtained by dividing the Participant's Account balance at the beginning of the calendar year by the lesser of (a) the Applicable Life
Expectancy, or (b) if the Participant's Spouse is not the Beneficiary, the
applicable divisor determined from the table set forth in Q&A-4 of
Section 1.401(a)(9)-2 of the regulations under Code Section 401(a)(9).
	10.04	Nonconsensual Distributions.  Notwithstanding any provision of
Article IX, this Article or Article XXIV to the contrary, the Administrator may direct that the entire vested Account balance of a Participant (exclusive of his or her Rollover Account and Deductible Voluntary Contribution Account)
be distributed if the amount distributed will be equal to $3,500 or less.  The
Administrator may make such direction (a) only if the Participant has not previously attained his or her Annuity Starting Date and (b) regardless of whether the Participant requests or otherwise consents to such distribution.
     10.05   Special One-Time Distribution Election.  Notwithstanding any Plan
provision to the contrary, distribution on behalf of any Participant, including a 5% owner, may be made in accordance with the following requirements (regardless of when such distribution commences):
		(a)	The distribution is one which would not have disqualified
the Plan under Code Section 401(a)(9) as it was in effect prior to its amendment by the Deficit Reduction Act of 1984.
		(b)	The distribution is in accordance with a method of
distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant has died, by a beneficiary of such
Participant.
		(c)	Such designation was in writing, was signed by the
Participant or the beneficiary, and was made before January 1, 1984.
		(d)	The Participant had accrued a benefit under the Plan as of
December 31, 1983.
		(e)	The method of distribution designated by the Participant or
the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the
Participant are listed in order of priority.
		(f)	If the distribution is one to which the provisions of
Article XXIV hereof would otherwise have applied and the Participant is married, the Participant's Spouse consents to the election in a writing filed with the Administrator.

	A distribution upon death will not be covered by this Section unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the
Participant.
	For any distribution which commenced before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to
whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in subsections (a) and (e) above.
	If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) as amended.  Any changes in the designation will be considered to be a revocation of the designation.
However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).
	10.06	Distribution on Account of Plan Termination.  Subject to the
provisions of Section 11.04, if the Employer terminates the Plan or completely discontinues making Employer Contributions to the Trust, the Administrator has
discretion pursuant to Section 20.03 below to distribute, or retain in the
Trust, Participants' Account balances.
	10.07	Eligible Rollover Distribution.
		(a)	This Section applies to distributions made by the Trustee on or after January 1, 1993.  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this
Section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a
Direct Rollover.
		(b)	An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an
Eligible Rollover Distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section
401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).
		(c)	An Eligible Retirement Plan is an individual retirement
account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section
403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.  However, in the case of an
Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement
Plan is an individual retirement account or individual retirement annuity.
		(d)	A Distributee includes an Employee or former Employee.  In
addition, the Employee's or former Employee's surviving Spouse and the
Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p)
of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

		(e)	A Direct Rollover is a payment by the Plan to the Eligible
Retirement Plan specified by the Distributee.
		If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is
given, provided that:
			(i)	the Administrator clearly informs the Participant that
the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution
(and, if applicable, a particular distribution option), and
			(ii)	the Participant, after receiving the notice,
affirmatively elects a distribution.

ARTICLE XI.  IN-SERVICE WITHDRAWALS
     11.01   In-service Withdrawal from Participant's Accounts.  This Section
11.01 shall apply only to Participants who remain in the employ of the
Employer.
		(a)	Nondeductible Voluntary Contribution Account.  A Participant
may withdraw all or a portion of his or her Nondeductible Voluntary
Contribution Account upon notice to the Administrator; provided, however, that a Participant who withdraws any amount from his or her Nondeductible Voluntary
Contribution Account which previously generated an Employer Matching
Contribution shall be prohibited from making a nondeductible voluntary contribution for six calendar months, beginning with the calendar month immediately following the date of withdrawal.
		(b)	Rollover Account.  A Participant may withdraw all or a
portion of his or her Rollover Account upon notice to the Administrator.
		(c)	Deductible Voluntary Contribution Account.  A Participant
may withdraw all or a portion of his or her Deductible Voluntary Contribution
Account upon notice to the Administrator.
		(d)	Employer Profit Sharing Contribution Account.  Upon
attainment of his or her Normal Retirement Date, a Participant may withdraw all or a portion of his or her Employer Profit Sharing Contribution Account
upon notice to the Administrator.  If elected by the Employer in the Adoption
Agreement, a Participant who has not attained his or her Normal Retirement
Date but who is fully vested in his or her Employer Profit Sharing
Contribution may submit a request to the Administrator for a withdrawal of all or a portion of his or her Employer Profit Sharing Contribution Account.  The
Administrator may permit such a withdrawal only if the Participant can demonstrate to the satisfaction of the Administrator that he or she is suffering from "hardship" as defined in Section 11.02 below.
		(e)	Employer Matching Contribution Account.  Upon attainment of
his or her Normal Retirement Date, a Participant may withdraw all or a portion of his or her Employer Matching Contribution Account upon notice to the
Administrator.  If elected by the Employer in the Adoption Agreement, a
Participant who has not attained his or her Normal Retirement Date but who is fully vested in his or her Employer Matching Contribution Account may submit a request to the Administrator for a withdrawal of all or a portion of his or her Employer Matching Contribution Account.  The Administrator may permit such a withdrawal only if the Participant can demonstrate to the satisfaction of the Administrator that he or she is suffering from "hardship" as defined in
Section 11.02 below.
		(f)	Salary Reduction Contribution Account, Deferred Cash
Contribution Account and Qualified Nonelective Contribution Account.  Upon
attainment of his or her Normal Retirement Date, a Participant may withdraw all or a portion of his or her Salary Reduction Contribution Account, Deferred
Cash Contribution Account and/or Qualified Nonelective Contribution Account
upon notice to the Administrator.  If elected by the Employer in the Adoption
Agreement, a Participant who has not attained his or her Normal Retirement
Date may submit a request to the Administrator for a withdrawal of all or a portion of his or her Salary Reduction Contribution Account or Deferred Cash
Contribution Account (but not earnings on such accounts after December 31,
1988).  The Administrator may permit such a withdrawal only if the Participant can demonstrate that he or she is suffering from "hardship" as defined in
Section 11.02 below.
	11.02	Rules Governing Hardship Withdrawals.  A Participant shall be considered to be suffering from "hardship" only if the distribution is both made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need, determined in accordance with objective, nondiscretionary standards as set forth in this Section.
		(a)	An "immediate and heavy financial need" shall be deemed to
include, and shall be limited to, the following:
			(i)	Expenses incurred or necessary for medical care
described in Code Section 213(d) of the Participant, his or her Spouse, or any
dependents of the Participant (as defined in Code Section 152);
			(ii)	Purchase (excluding mortgage payments) of a principal
residence for the Participant;
			(iii)	Payment of tuition, related educational fees and room
and board for the next 12 months of post-secondary education for the
Participant, his or her Spouse, children, or dependents; or
			(iv)	The need to prevent the eviction of the Participant
from his or her principal residence or foreclosure on the mortgage of the
Participant's principal residence.
		(b)	A distribution will be treated as "necessary" to satisfy an
immediate and heavy financial need of the Participant only if:
			(i)	The Participant has obtained all distributions, other
than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;
			(ii)	All plans maintained by the Employer provide that the
Participant's Salary Reduction Contributions and/or Deferred Cash
Contributions (and Nondeductible Voluntary Contributions) will be suspended for 12 months after the receipt of the hardship distribution;
			(iii)	The distribution is not in excess of the amount of an
immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and
			(iv)	All plans maintained by the Employer provide that the
Participant may not make Salary Reduction Contribution and/or Deferred Cash
Contributions for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such taxable year less the amount of such
Participant's Salary Reduction Contributions and/or Deferred Cash
Contributions for the taxable year of the hardship distribution.
     11.03   Manner of Distribution.  A distribution under this Article shall be made in a lump-sum payment to the Participant.  In each case in which a partial distribution is made from a Participant's Account, the amount distributed from such Account pursuant to this Article XI shall be allocated on a pro rata basis among the Designated Investments in which such Account is invested; provided, however, that the Administrator or the Participant may specify an alternative manner in which such distribution shall be so allocated.
	11.04	Limitation on Distributions.  Notwithstanding anything to the contrary elsewhere herein, the amounts credited to a Participant's Salary
Reduction Contribution Account and Deferred Cash Contribution Account, and

Qualified Nonelective Contribution Account shall not be distributable to a
Participant or his or her Beneficiary until the Participant separates from
Service on account of retirement, disability, death or termination of employment or upon the occurrence of one of the following events:
		(a)	Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or Section 409) or a simplified pension plan as defined in Code Section 408(k).
		(b)	The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section
409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Participants who continue employment with the corporation acquiring such assets.
		(c)	The disposition by a corporation to an unrelated entity of
such corporation interest in a subsidiary (within the meaning of Code Section
409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Participants who continue employment with such subsidiary.
		(d)	The attainment of age 59-1/2 by the Participant.
		(e)	In the case of the Participant's Salary Reduction
Contribution Account and Deferred Cash Contribution Account, the hardship of the Participant as described in Section 11.02.
	All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements (if applicable) contained in Code Sections 411(a)(11) and
417.  In addition, distributions made after March 31, 1988, that are triggered by an event enumerated in Sections 11.04(a)-(c) must be made in a lump sum.

ARTICLE XII.   LOANS
	12.01	Availability of Loans.  If, in the Adoption Agreement, the
Employer has specified that loans to Participants are permitted, the Loan Trustee shall, upon the direction of the Administrator, make one or more loans, including any renewal thereof, to a Participant who is an Employee or, in the discretion of the Administrator, a former Employee (other than a Participant who is an Owner-Employee). Any such loan shall be subject to such terms and conditions as the Administrator shall determine pursuant to a written uniform policy adopted by the Administrator for this purpose, which policy shall be incorporated herein as part of the Plan, at least as restrictive as required by this Article, and, contain specific provisions setting forth: (a) the identity of the person or positions authorized to administer the loan program; (b) a procedure for applying for loans; (c) the basis upon which loans will be approved or denied; (d) limitations, in addition to those described in this Article XII, on the types and amount of loans offered; (e) the procedure under the program for determining a reasonable rate of interest; (f) the types of collateral which may secure a loan; and (g) the events constituting default and the steps that will be taken to preserve plan assets in the event of such default.
     12.02 Spousal Consent Required. If this Plan is adopted as a plan which is subject to the special annuity rules discussed in Article XXIV below, to obtain a loan, a Participant must obtain the consent of his or her Spouse, if any, within the 90-day period before the time his or her Account balance is used as security for the loan. Furthermore, a new consent is required if an increase in the amount of the security is necessary and any of the remaining balance of the Account is used. A spousal consent to a loan must be in writing, witnessed by a Plan representative or notary public, and acknowledge that as a result of a default in repayment of the loan the Spouse may be entitled to a lesser death benefit than he or she would otherwise receive under the Plan. A Spouse shall be deemed to consent to any loan which is outstanding at the time of his or her marriage to the Participant.
	12.03	Equivalent Basis.  No such loan may be made to a disqualified person within the meaning of Code Section 4975(e), unless such loans are available to all active Participants on a reasonably equivalent basis and are not made available to Highly Compensated Employees in an amount which, when stated as a percentage of any such Participant's Account, is greater than is available to any other Participants.
     12.04 Limitation on Amount. The amount of any such loan, when added to the outstanding balance of all other loans from the Trust (and any other qualified retirement plans of the Employer) to the Participant, shall not exceed the lesser of:
		(a)	$50,000 reduced by the amount by which (i) the highest
outstanding balance of all such loans to the Participant during the one-year period ending on the day before the date on which the loan is made exceeds
(ii) the outstanding balance of such loans to the Participant on the date on which such loan is made; or
		(b)	the amount determined pursuant to the following chart:
	Vested	Maximum
	Account Balance	Amount of Loan

	$0 - $100,000	50% of vested Account balance
	over $100,000	$50,000.

	The value of the Participant's Account balance shall be as determined by the Administrator; provided, however, that such determination shall in no event take into account the portion of the Participant's Account attributable to the Participant's Deductible Voluntary Contribution Account.
	12.05	Maximum Term.  The term of any such loan shall not exceed five years; provided, however, that such limitation shall not apply to any loan used for the purchase of a dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.
     12.06 Promissory Note. Any such loan shall be evidenced by a promissory note executed by the Participant and payable to the Loan Trustee, on the earliest of (i) a fixed maturity date meeting the requirements of Section
12.05 above, (ii) the Participant's death (iii) the Participant's separation from service if the loan policy does not permit loans to former Employees.
Such promissory note shall evidence such terms as are required by this
Article.
     12.07 Adequate Security. Each loan and related promissory note shall be secured by an assignment of no more than 50 percent of the Participant's Account to the Loan Trustee. A Participant may also provide such other or additional security for the loan as the Loan Trustee may require or permit.
	12.08	Repayment By Payroll Reduction.  In addition to executing a
promissory note, the Participant who desires to take out a loan shall enter into a payroll reduction agreement with the Employer or such other form of repayment agreement with the Employer as the Administrator permits from time to time.  The Participant shall enter into such agreement on or before the date when the loan is made. Such agreement shall provide that, if the Participant defaults on the loan while he or she is still an Employee, the Employer shall be entitled to reduce the Participant's pay in sufficient increments to ensure that, over a reasonable period of time, the amount with respect to which the Participant has defaulted plus any interest owed and any costs of collection incurred by the Loan Trustee will be repaid to the Trust. The Employer shall promptly pay to the Loan Trustee all amounts that the Employer withholds from a Participant's pay pursuant to such a payroll reduction agreement or other repayment agreement.  The Administrator and/or
Loan Trustee shall credit all amounts withheld from a Participant's pay or collected pursuant to a repayment agreement to the relevant Participant's Account as payments of amounts owed on the note.
     12.09     Interest.  Any such loan shall be subject to a reasonable rate of interest.
     12.10 Level Amortization. A Participant shall repay the principal of any loan according to a schedule which shall provide for level amortization over a period of the loan, with payments to be made no less frequently than quarterly.
	12.11	Additional Repayment Rules.  If a Participant fails to make a payment in accordance with the schedule developed in accordance with the requirements of Section 12.10 above, the Administrator shall notify the Participant in writing that if the relevant loan principal and accumulated and unpaid interest thereon is not paid within 30 days, action will be taken to collect such amounts plus any cost of collection. When collecting such amounts, the Loan Trustee may utilize any of the remedies available to it including those provided by the promissory note, a payroll reduction agreement entered into pursuant to Section 12.08 and applicable law. If a note is not paid when the Participant's benefits hereunder are to be distributed, then any unpaid portion of such loan, and unpaid interest thereon, and any costs of collection incurred by the Loan Trustee shall be deducted by the Loan Trustee from the Participant's Account before benefits are paid from or purchased out of the Account. Such deduction shall, to the extent thereof, cancel the indebtedness of the Participant. Notwithstanding any implication of the preceding sentence to the contrary, no attachment of the Participant's Account which is subject to Section 11.04 shall occur until a distributable event occurs as specified in Section 11.04.
	12.12	Accounting.  Loans shall be made on a pro rata basis among the
Participant's Accounts and among the Designated Investments in which each Account is invested and shall be treated as an investment of each such
Account, provided, however, that the Administrator or the Participant may specify an alternative manner in which such loan shall be so allocated. Notwithstanding the foregoing, no loans shall be made from the Participant's Deductible Voluntary Contribution Account, and without the consent of the Distributor, no loans shall be made from the Participant's Accounts invested in qualifying employer securities.
     12.13 Administration of Loans. Except as expressly provided otherwise in this Article XII, the Administrator shall have the sole responsibility for all administrative tasks relating to loans made pursuant hereto including, but not limited to, the issuance of any appropriate notices or information returns required under the Code or other applicable law.
	12.14	Precedence.  This Article overrides Section 18.01 below.

ARTICLE XIII.   TRUST PROVISIONS
	13.01	Manner of Investment.  Except as expressly provided otherwise herein, all contributions made pursuant to the Plan and any assets in which such contributions shall be invested or reinvested shall be held in trust by one or more Trustee pursuant to the provisions of this Agreement of Trust. Certain assets of the Plan (including, but not limited to, insurance contracts and shares of securities of an Employer that are not publicly traded) may be held by the Administrator or such other entity as the Trustee may appoint as subcustodian on behalf of the Trustee. Except to the extent that a Participant's Account is invested in a loan pursuant to Article XII hereof, the Account of a Participant may only be invested and reinvested in Designated Investments, unless the Distributor consents to such other investments. If the Administrator or the Participant, as the case may be, has elected to have a portion of an Account invested in investments other than Designated Investments, and the Distributor has given its consent, the Trustee shall invest such amount in such investments, directed by the Administrator or other person with investment discretion and in accordance with Section 13.03 hereof. Both the Designated Investments and investments other than Designated Investments available for investment may be limited by the Administrator who may impose separate rules for separate accounts or for terminated
Participants. Investment in more than one Designated Investment is not permitted unless the value of the Participant's Account and the value of the investment in each additional Designated Investment exceed amounts from time to time determined by the Distributor.
	If the Trustee invests in one or more collective investment funds (whether or not the Trustee acts as trustee thereof) for the collective investment of assets of employee pension or profit-sharing trusts pursuant to Revenue Ruling 81-100, and such collective investment fund constitutes a qualified trust under the applicable provisions of the Code, such collective investment funds shall constitute part of the Plan, and the instrument creating such funds shall constitute part of this Agreement of Trust while any portion of the Trust is so invested.
	13.02	Investment Decision.
		(a)	The decision as to the investment of an Account shall be
made by the person designated in the Adoption Agreement or as provided in this
Section 13.02, and the Trustee shall have no responsibility for determining how an Account is to be invested or to see that investment directions communicated to it comply with the terms of the Plan. Each such person, including the Administrator, a Participant or a Beneficiary, is hereby designated a "named fiduciary" within the meaning of Sections 402(a)(2) and 403(a)(1) of the Act, with respect to the Accounts over which he or she may exercise investment control. If the decision is made by the Participant, then (subject to Section 13.02(d) below) the Participant shall convey investment instructions to the Administrator and the Administrator shall promptly transmit those instructions to the Trustee. Further, if the decision is to be made by the Participant, the right to make such a decision shall remain with the Participant upon retirement and shall pass to his or her Beneficiary upon death; provided, however, that upon termination of Service by a Participant, the Administrator shall have the right to make investment decisions with respect to the portion of such Participant's Account which is not vested pursuant to Article VIII and any suspense account maintained under the Plan.
In the event that all or a portion of a Participant's Account is assigned to an "alternate payee" pursuant to a "qualified domestic relations order," such alternate payee shall have the right to make investment decisions with respect to such portion and any earnings thereon to the same extent as the
Participant.
		(b)	The person designated to make the decision as to the
investment of an Account may direct that the investment medium of an Account be changed, provided that no such change may be made from or to an investment other than a Designated Investment except to the extent permitted under
Section 13.01 above and by the terms of that other investment vehicle. Notwithstanding the foregoing, the Administrator may from time to time establish uniform, nondiscretionary rules with respect to the frequency or times at which changes in the investment medium of the Account may be made.
If the Distributor determines in its own judgment that there has been trading of Designated Investments in the Accounts of the Participants, any Designated Investment may refuse to sell to such Accounts. When an investment is being made or changed, the person designated to do so shall specify the type of Account to which the change refers.

		(c)	Except as provided in subsection (a) above, if any decision
as to investments is to be made by the Administrator, it shall be made on a uniform basis with respect to all Participants.
		(d)	The Administrator and the Trustee may adopt procedures
permitting Participants to convey their investment instructions directly to the Trustee or to the transfer agent for the Designated Investment or for any other investment permitted by the Distributor.
		(e)	Whenever a Participant is the person designated to make the
decision as to the investment of an Account, the Administrator shall ascertain that the Participant has received a copy of the current prospectus relating to any Designated Investment in which such Account is to be invested where required by any state or federal law.  With respect to contributions designated for investment by a Participant, by remitting such a contribution to the Trustee, the Administrator shall be deemed to warrant to the Trustee for the benefit of the appropriate Designated Investment and its principal underwriter (if applicable) that the Participant has received all such prospectuses.  By remitting any other contribution to the Trustee, the
Administrator shall be deemed to warrant to the Trustee for the benefit of the appropriate Designated Investment and its principal underwriter (if applicable) that the Administrator has received a current prospectus of any
Designated Investment in which the contribution is to be invested where required by any state or federal law.
     13.03    Directed Powers of the Trustee.  To the extent that a portion of the Trust assets are invested other than in Designated Investments pursuant to
Section 13.01 above, the Trustee shall have the following powers and authority in the administration of the Trust to be exercised at the direction of the
Administrator or other person with investment discretion:
		(a)	To purchase, receive or subscribe for any securities or
other property and to retain in trust such securities or other property.
		(b)	To sell for cash or credit, to convert, redeem, or exchange
securities for other securities or other property, to tender securities pursuant to tender offers, or otherwise to dispose of any securities or other property at any time held by the Trustee.
		(c)	To settle, compromise, or submit to arbitration any claims,
debts or damages, due or owing to or from the Trust Fund, to commence or defend suits or legal proceedings and to represent the Trust Fund in all suits or legal proceedings; provided, however, that the Trustee shall have the right, in its sole discretion, to bring, join in or oppose any such suits or legal proceedings where it may be adversely affected by the outcome, individually or as Trustee, or where it is advised by counsel that such action is required on its part by the Act or other applicable law.
		(d)	To exercise any conversion privilege and/or subscription
right available in connection with any securities or other property at any time held by it; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, the securities of which may at any time be held by it and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire, and to deposit any property with any protective, reorganization or similar committee or with depositories designated thereby, to delegate power thereto, and to pay or agree to pay part of the expenses and compensation of any such committee and any assessments levied with respect to property so deposited; provided, however, that the
Trustee shall not be responsible for taking any action or exercising any right described in this subsection (d) with respect to securities or other property of the Trust Fund unless, at least three business days prior to the date on which such power is to be exercised, it or its agents (i) are in actual possession or control of such securities or property (if such possession or control is necessary to exercise any such power) and (ii) have received instructions from the Administrator to exercise any such power.
		(e)	To exercise, personally, by proxy or by general or limited
power of attorney, any right appurtenant to any securities or other property held by it at any time.
		(f)	To invest and reinvest all or any part of the assets of the
Trust Fund, and to hold part of the Trust Fund uninvested.
		(g)	To employ suitable agents and counsel and to pay their
reasonable expenses and compensation as expenses of the Trust.
		(h)	To purchase, enter into, sell, hold and generally deal in
any manner in and with contracts for the immediate delivery of financial instruments of any issuer or of any other property, to grant, purchase, sell, exercise, permit to exercise, permit to be held in escrow and otherwise to acquire, dispose of, hold and generally deal in any manner with or in all forms of options in any combination; and, in connection with its exercise of the powers hereinabove granted, to deposit any securities or other property as collateral with any broker-dealer or other person, and to take all other appropriate action in connection with such contracts.
		(i)	To deposit or pledge any securities or other property as
collateral with any broker-dealer or other person (including the Trustee), and to permit securities or other property to be held by or in the name of others or in transferable form.
		(j)	To borrow money, with or without security, from any legally
permissible source, to encumber property of the Trust Fund to secure repayment of such indebtedness, to assume liens on properties acquired by the Trust, and to acquire properties subject to liens.
		(k)	To form corporations and to create trusts to hold title to
any securities or other property of the Trust Fund.
		(l)	To acquire and hold securities which constitute qualifying
employer securities with respect to a Plan (as such term is defined in Section
407 of the Act); provided that the Trustee shall have no responsibility for determining whether such acquisition or holding complies with the Act; and
provided further that the Administrator shall be responsible for filing all reports required under federal or state securities laws with respect to the
Trust Fund's ownership of qualifying employer securities (including without limitation any reports required under Section 13 or 16 of the Securities
Exchange Act of 1934, as amended) and shall immediately notify the Trustee in writing of any requirement to stop purchases or sales of employer securities pending the filing of any report, and the Trustee shall provide to the
Administrator such information on the Trust Fund's ownership of qualifying employer securities as the Administrator may reasonably request in order to comply with federal or state securities laws and the Act;
		(m)	To convert any monies into any currency through foreign
exchange transactions (which may be effected with the Trustee or an affiliate of the Trustee to the extent permitted under the Act); and
		(n)	Generally, to do all acts, whether or not expressly
authorized, which may be considered necessary or desirable for the protection or enhancement of the Trust Fund or to carry out any of the foregoing powers and the purposes of the Trust Fund.
	13.04	Discretionary Powers of the Trustee.  The Trustee shall have the following powers and authority in the administration of the Trust to be exercised in its sole discretion:

		(a)	To register any securities held by it hereunder in its own
name or in the name of a nominee with or without the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to deposit any securities or other property in a depository, clearing corporation, or similar corporation, either domestic or foreign.
		(b)	To make, execute and deliver, as Trustee hereunder, any and
all instruments in writing necessary or proper for the accomplishment of any of the powers referred to in Section 13.03 or in this Section 13.04.
		(c)	To employ suitable agents, custodians, subcustodians, and
counsel including but not limited to entities which are affiliates of the
Trustee and, subject to applicable law, to pay their reasonable compensation and expenses as expenses of the Trust.
		(d)	With the consent of the Administrator, to loan securities
held in the Trust to brokers or dealers or other borrowers under such terms and conditions as the Trustee, in its absolute discretion, deems advisable, to secure the same in any manner permitted by law and the provisions of this
Agreement, and during the term of any such loan, to permit the loaned securities to be transferred into the name of and voted by the borrowers or others, and, in connection with the exercise of the powers hereinabove granted, to hold any property deposited as collateral by the borrower pursuant to any master loan agreement in bulk, together with the unallocated interests of other lenders, and to retain any such property upon the default of the borrower, whether or not investment in such property is authorized under this
Agreement, and to receive compensation therefor out of any amounts paid by or charged to the account of the borrower.
	13.05	Limitations in Investments.  Notwithstanding the above, the
following restrictions on the investment of a Participant's Account shall apply:
		(a)	No part of a Participant's Deductible Voluntary Contribution
Account may be used to purchase life insurance.
		(b)	At most, less than one-half of the aggregate Employer
Contributions allocated to a Participant's Employer Contribution Account may
be used to pay premiums attributable to the purchase of ordinary life insurance contracts (life insurance contracts with both nondecreasing death benefits and non-increasing premiums).
		(c)	No more than one-quarter of aggregate Employer Contributions allocated to a Participant's Account may be used to pay premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life insurance contracts.
		(d)	One-half of the amount used to pay premiums on ordinary life insurance contracts plus the amount used to pay premiums on all other life insurance contracts may not exceed an amount equal to one-quarter of the aggregate Employer Contributions allocated to a Participant's Account.
		(e)	No part of a Participant's Account shall be applied towards
the purchase of any insurance contract unless (i) the Trustee applies for and is the owner of such contract, (ii) the contract provides that all contract proceeds shall be paid to the Trustee, and (iii) the contract provides for distributions to the Participant's Spouse, as necessary to ensure compliance with the applicable requirements of Articles IX, X, and XXIV.
		(f)	Amounts used to pay premiums on, or purchase, any insurance
contract(s) on the life of a Participant shall be paid first from that portion of the Participant's Nondeductible Voluntary Contribution Account which represents Nondeductible Voluntary Contributions made by the Participant prior to January 1, 1987, provided that the Plan, as of May 5, 1986, permitted withdrawal of Nondeductible Voluntary Contributions before separation from
Service.  Amounts used to pay premiums on, or purchase, any insurance contract(s) on the life of a Participant which exceed that portion of the
Participant's Nondeductible Voluntary Contribution Account described in the preceding sentence shall be paid first from the portion of the Participant's
Nondeductible Voluntary Contribution Account which represents the remaining
Nondeductible Voluntary Contributions made by the Participant and then, except as provided in paragraph (a) above, from such other of the Participant's
Accounts as the Administrator directs pursuant to the Participant's election.
		(g)	Except as provided in Section 22.01, any insurance
contract(s) on the life of a Participant will be converted to cash or distributed to the Participant as of the Participant's Annuity Starting Date.
		(h)	Any dividends or credits earned on insurance contract(s)
will be allocated to the Account of the Participant for whose benefit the contract is held, provided, however, that if an insurance contract was purchased with a Participant's Nondeductible Voluntary Contributions, such dividends or credits which are attributable to the Participant's Nondeductible
Voluntary Contributions shall, to the extent treated as a return of premium, be credited to the Participant's Nondeductible Voluntary Contribution Account.
	If a Participant's Account is invested in one or more insurance contracts, the Trustee is required to pay over all proceeds of the contract(s)
to the Participant's Beneficiary or Beneficiaries in accordance with the terms of this Plan and under no circumstances shall the Trust retain any contract proceeds.
     13.06     Appointment of Investment Manager.  Subject to Sections 13.01
and 13.03 above, the Administrator may designate, and the Employer may contract with, Scudder, Stevens & Clark Inc., or its successor or any affiliate, or any other qualified entity to act as investment manager (within the meaning of the Act), and may at any time revoke such designation.  If an investment manager is so designated, the Trustee shall follow all investment directions given by the investment manager with respect to the retention, investment and reinvestment of the Plan assets to the extent they are under the control of such investment manager.  If permitted by the Trustee, the investment manager may issue orders for the purchase and sale of securities, including orders through any affiliate of such investment manager.  Such an investment manager is specifically allowed to direct or make investments in any Designated Investment and any other investments to which the Distributor has given its consent.  The Trustee shall not be liable for following any direction given by, or any actions of, an investment manager so appointed.
	13.07	Trustee:  Number, Qualifications and Majority Action.
		(a)	The Employer shall designate one or more Trustees for each
Trust.  Any natural person and any corporation having power under applicable law to act as a trustee of a pension or profit sharing plan may be a Trustee.
No person shall be disqualified from being a Trustee by being employed by the
Employer, by being the Administrator, by being a trustee under any other qualified retirement plan of the Employer or by being a Participant in this
Plan or such other qualified plan.
		(b)	A Trustee holding office as sole Trustee with respect to a
Trust hereunder shall have all the powers and duties herein given to the
Trustees hereunder.  When the number of Trustees with respect to a Trust  is three, any two of them may act, but the third Trustee shall be promptly informed of the action.  When there are two or more Trustees with respect to a
Trust, they may, by written instrument communicated to the Employer and the
Administrator, allocate among themselves the powers and duties herein given to the Trustee hereunder.  If such an allocation is made, to the extent permitted by applicable law, no Trustee shall be liable either individually or as a trustee for loss to the Plan from the acts or omissions of another Trustee with respect to duties allocated to such other Trustee.

	13.08	Change of Trustee.
		(a)	Any Trustee may resign as Trustee upon notice in writing to
the Employer, and the Employer may remove any Trustee upon notice in writing to each Trustee.  The removal of a Trustee shall be effective immediately, except that a corporation serving as a Trustee shall be entitled to 60 days'
notice which it may waive, and the resignation of a Trustee shall be effective immediately, provided that, if the Trustee is the sole Trustee, neither a removal nor a resignation of a Trustee shall be effective until a successor
Trustee has been appointed and has accepted the appointment.  If within 60 days of the delivery of the written resignation or removal of a sole Trustee, another Trustee shall not have been appointed and have accepted, the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee or may terminate the Plan pursuant to
Section XVIII of the Prototype Plan.  The Trustee shall not be liable for the acts and omissions of any successor Trustee.
		(b)	At any time when the number of Trustees is one or two the
Employer may but need not appoint, respectively two or one additional
Trustees.  Such an appointment and the acceptance thereof shall be in writing, and shall take effect upon the delivery of written notice thereof to all the
Trustees and the Administrator and such acceptance by the appointed Trustee, provided that if a corporation is a Trustee then in the absence of its consent, such an appointment of an additional or successor Trustee shall not become effective until 60 days after its receipt of notice.
		(c)	Although any Employer adopting the Plan may choose any
Trustee who is willing to accept the Trust, the Distributor or its successor may make or may have made tentative standard arrangements with any bank or trust company with the expectation it will be used as the Trustee by a substantial group of Employers.  It is also contemplated that more favorable results can be obtained with a substantial volume of business, and that it may become advisable to remove such bank or trust company as Trustee and substitute another Trustee.  Therefore, anything in the prior two subsections notwithstanding, each Employer adopting this Plan hereby agrees that the
Distributor may, upon a date specified in a notice of at least 30 days to the affected Employer and in the absence of written objection by the Employer received by the Distributor before such date, (i) remove any Trustee and in that case, or if such a Trustee has resigned as to a group of Employers, (ii)
appoint a successor Trustee, provided such action is taken with respect to all
Employers similarly circumstanced of which the Distributor has knowledge, and provided such notice is given in writing and mailed postage prepaid to the
Employer at the latest address furnished to the Distributor directly or supplied to it by such Trustee which is to be succeeded.  If within 60 days after a Trustee's resignation or removal pursuant to this subsection (i), the
Distributor has not appointed a successor which has accepted such appointment the resigning or removed Trustee may petition an appropriate court for the appointment of its successor.  The resigning or removed Trustee shall not be liable for the acts and omissions of such successor.
		(d)	Successor Trustees qualifying under this Section shall have
all rights and powers and all the duties and obligations of original Trustees.
     13.09     Valuation.  Annually, on the Valuation Date, or more frequently in the discretion of the Trustee, the assets of each Trust shall be valued at fair market value and the accounts of the Trust shall be proportionately adjusted to reflect income, gains, losses or expenses, if the system of accounting does not directly accomplish all such adjustments.  Each account shall share in income gains, losses, or expenses connected with an asset in which it is invested according to the proportion which the account's investment in the asset bears to the total amount of the Trust Fund invested in the asset.  Any dividends or credits earned on insurance contracts shall be allocated to the specific account of the Participant from which the funds originated for investment in the contract.
	The Trust Fund shall be administered separately from, and shall not include any assets being administered under, any other plan of an Employer.
Interim valuations, if any, shall be applied uniformly and in a non-discriminatory manner for all Employees.
     13.10     Registration.  Any assets in the Trust Fund may be registered in the name of the Trustee or any nominee designated by the Trustee.
	13.11	Certifications and Instructions.
		(a)	Any pertinent vote or resolution of the Board of Directors
of the Employer (if it is a corporation) shall be certified to the Trustee over the signature of the Secretary or an Assistant Secretary of the Employer
and under its corporate seal.  The Employer shall promptly furnish to the
Trustee appropriate certification evidencing the appointment and termination of the individual or individuals serving as Administrator under Section 14.01 of the Plan.
		(b)	The Administrator shall furnish to the Trustee appropriate
certification of the individual or individuals authorized to give notice on behalf of the Administrator and providing specimens of their signatures.  All requests, directions, requisitions for money and instructions by the
Administrator to the Trustee shall be in writing and signed.  There may be standing requests, directions, requisitions or instructions to the extent acceptable to the Trustee.
	13.12	Accounts and Approval.
		(a)	The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all books and records relating thereto shall be open at all reasonable times to inspection and audit by any person or persons designated by the
Administrator or by the Employer.
		(b)	Within 90 days following the close of each Plan Year the
Trustee may, and upon the request of the Employer or the Administrator shall, file with the Administrator and the Employer a written report setting forth all securities or other investments (including insurance contracts) purchased and sold, all receipts, disbursements and other transactions effected by it during the period since the date covered by the next prior report, and showing the securities and other property held at the end of such period, and such other information about the Trust Fund as the Administrator shall request.
Unless the Employer or Administrator, within 90 days from the date of mailing of such report, objects to the contents of such report, the report shall be deemed approved.  Any such objections shall set forth the specific grounds on which they are based.
	13.13	Taxes.  The Trustee may assume that any taxes assessed on or in respect of the Trust Fund are lawfully assessed unless the Administrator shall in writing advise the Trustee that in the opinion of counsel for the Employer such taxes are not lawfully assessed.  In the event that the Administrator shall so advise the Trustee, the Trustee, if so requested by the Administrator and suitable provision for their indemnity having been made, shall contest the validity of such taxes in any manner deemed appropriate by the Administrator or counsel for the Employer.  The word "taxes" in this Article shall be deemed to include any interest or penalties that may be levied or imposed in respect to any taxes assessed.  Any taxes, including transfer taxes incurred in connection with the investment or reinvestment of the assets of the Trust Fund that may be levied or assessed in respect to such assets shall, if allocable to the Accounts of specific Participants, be charged to such Accounts, and if not so allocable, they shall be equitably apportioned among all such
Participants' Accounts.

	13.14	Employment of Counsel.  The Trustee may employ legal counsel
(who may be counsel for the Employer) and shall be fully protected in acting or refraining from acting, upon such counsel's advice in respect to any legal questions.
     13.15     Compensation of Trustee.  An individual Trustee who is an
Employee of the Employer shall not be compensated for services as Trustee.  A corporation, or an individual who is not an Employee of the Employer, serving as a Trustee shall be entitled to reasonable compensation for services; such compensation shall be paid in accordance with Article XV.
	13.16	Limitation of Trustee's Liability.
		(a)	The Trustee shall have no duty to take any action other than as herein specified, unless the Administrator shall furnish it with instructions in proper form and such instructions shall have been specifically agreed to by it, or to defend or engage in any suit unless it shall have first agreed in writing to do so and shall have been fully indemnified to its satisfaction.
		(b)	The Trustee may conclusively rely upon and shall be
protected in acting in good faith upon any written representation or order from the Administrator or any other notice, request, consent, certificate or other instrument or paper believed by the Trustee to be genuine and properly executed, or any instrument or paper if the Trustee believes the signature thereon to be genuine.
		(c)	The Trustee shall not be liable for interest on any
reasonable cash balances maintained in the Trust.
		(d)	The Trustee shall not be obligated to, but may, in its
discretion, receive a contribution directly from a Participant.
		(e)	The Employer shall indemnify and save harmless the Trustee
from and against any and all liability to which the Trustee may be subjected by reason of any act, conduct or failure to act (except willful misconduct or gross negligence) in its capacity as Trustee, including all expenses reasonably incurred in its defense.
	13.17	Successor Trustee.  Any corporation into which a corporation acting as a Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which such Trustee may be a party, shall be the successor of the Trustee hereunder, without the necessity of any appointment or other action, provided the Trustee does not resign and is not removed.
	13.18	Enforcement of Provisions.  To the extent permitted by
applicable law, the Employer and the Administrator shall have the exclusive right to enforce any and all provisions of this Agreement on behalf of all
Employees or former Employees of the Employer or their Beneficiaries or other persons having or claiming to have an interest in the Trust Fund  or under the
Plan.  In any action or proceeding affecting the Trust Fund or any property constituting a part or all thereof, or the administration thereof or for instructions to the Trustee, the Employer, the Administrator and the Trustee
shall be the only necessary parties and shall be solely entitled to any notice of process in connection therewith; any judgment that may be entered in such action or proceeding shall be binding and conclusive on all persons having or claiming to have any interest in the Trust Fund or under the Plan.
	13.19	Voting.  The Trustee shall deliver, or cause to be executed and delivered, to the Administrator, or to such individuals designated by the
Administrator, all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to securities held by the Trust.  The Administrator shall deliver these to the individuals entitled to make investment decisions pursuant to Section 13.02 hereof (if the
Adoption Agreement so provides this may be the Participant or a Beneficiary)
to the extent that the Administrator has decided to pass-through voting to such individuals.  Each individual, including the Administrator, with voting rights, is hereby designated a "named fiduciary," within the meaning of
Section 402(a)(2) and 403(a)(1) of the Act, with respect to the Accounts over which he or she may exercise voting rights.  With respect to proxies, proxy solicitation materials, and other voting matters, the Trustee shall vote securities held by the Trust in accordance with the written instructions (as expressed in a properly completed and executed proxy) of the Administrator or of the individuals entitled to make investment decisions pursuant to Section
13.02 as expressed in a properly completed and executed proxy.  Such instructions shall be delivered to the Trustee by the Administrator, or such person designated by the Administrator.  With respect to securities issued by the Employer, voting instructions shall be delivered directly to the Trustee by the individuals entitled to make investment decisions with respect to such securities and the Trustee shall maintain the confidentiality, and shall not disclose the contents, of any such vote except as otherwise required by law or a court of competent jurisdiction.  The Trustee and the Administrator may establish a procedure whereby any votes relating to securities issued by the
Employer are delivered by the Administrator to the Trustee provided that the contents of such votes are not made known to the Administrator.  If, however, the Trustee has not received instructions with respect to how to vote given securities at least five full business days (or such shorter period as the
Trustee, in its discretion, may determine) prior to the meeting at which such securities are to be voted, the Trustee shall not vote such securities unless otherwise required by law.
     13.20    Applicability to Loan Trustee.  Where appropriate, the foregoing provisions of this Article shall apply to the Loan Trustee on the same basis as if the Loan Trustee were the Trustee.
     13.21  Applicability to Other Trust.  The provisions of this Article XIII shall apply with respect to a separate trust which is created hereby but shall not apply to a separate trust created pursuant to a separate trust agreement.
ARTICLE XIV.   ADMINISTRATION
	14.01	Appointment of Administrator.  From time to time, the Employer may, by identifying such person(s) in writing to both the Trustee and the
Participants, appoint one or more persons as Administrator (hereinafter referred to in the singular).  Such Administrator shall have all power and authority necessary to carry out the terms of the Plan.  A person appointed as
Administrator may also serve in any other fiduciary capacity, including that of Trustee, with respect to the Plan.  The Administrator may resign upon 15 days' advance written notice to the Employer, and the Employer may at any time revoke the appointment of the Administrator with or without cause.  The
Employer shall exercise the power and fulfill the duties of the Administrator if at any time an Administrator has not been properly appointed in accordance with this Section or the position is otherwise vacant.
     14.02     Named Fiduciaries.  The "Named Fiduciaries" within the meaning of the Act shall be the Administrator, each Trustee and each Participant and
Beneficiary with voting rights and/or investment rights.
	14.03	Allocation of Responsibilities.  Responsibilities under the
Plan shall be allocated among the Trustee, the Administrator and the Employer as follows:
		(a)	Trustee:  The Trustee shall have exclusive responsibility to hold, manage and invest, pursuant to instructions communicated to it in accordance with Section 13.02 above, the funds received by it subject to the powers granted to it under Article XIII hereof.  Notwithstanding the preceding sentence, to the extent that loans are made to Participants in accordance with
Article XII hereof, the Trustee shall not be responsible for management of the portion of Trust assets subject to such loans and the Loan Trustee shall be responsible for administering such Trust assets in accordance with provisions of Article XII.
		(b)	The Administrator:  The Administrator shall have the
responsibility and authority to control the operation and administration of the Plan in accordance with its terms including, without limiting the generality of the foregoing, (i) any investment decisions assigned to it under the Adoption Agreement or the Plan or transmission to the Trustee of any
Participant investment decision under Section 13.02; (ii) interpretation of the Plan, conclusive determination of all questions of eligibility, status, benefits and rights under the Plan and certification to the Trustee of all benefit payments under the Plan; (iii) hiring of persons to provide necessary services to the Plan not provided by Employees; (iv) preparation and filing of all statements, returns and reports required to be filed by the Plan with any agency of government; (v) compliance with all disclosure requirements of all state or federal law; (vi) maintenance and retention of all Plan records as required by law, except those required to be maintained by the Trustee; and
(vii) all functions otherwise assigned to it under the terms of the Plan.
		(c)	Employer:  The Employer shall be responsible for the design
of the Plan, as adopted or amended, the designation of the Administrator and each Trustee (and, if appropriate, the Loan Trustee) as provided in the Plan, the delivery to the Administrator and the Trustee of employee information necessary for operation of the Plan (including, without limitation, dates of birth, hire, and death; compensation amounts; and dates of death of beneficiaries), the timely making of the Employer Contributions pursuant to
Articles IV and VII, and the exercise of all functions provided in or necessary to the Plan except those assigned in the Plan to other persons.
		(d)	This Section is intended to allocate individual
responsibility for the prudent execution of the functions assigned to each of the Trustees, the Loan Trustee, the Administrator and the Employer and none of such responsibilities or any other responsibility shall be shared among them unless specifically provided in the Plan.  Whenever one such person is required by the Plan to follow the directions of another, the two shall not be deemed to share responsibility, but the person who gives the direction shall be responsible for giving it and the responsibility of the person receiving the direction shall be to follow it insofar as it is on its face proper under applicable law.
	14.04	More Than One Administrator.  If more than one individual is appointed as Administrator, such individuals shall either exercise the duties of the Administrator in concert, acting by a majority vote or allocate such duties among themselves by written agreement delivered to the Employer and the
Trustee.  In such a case, the Trustee may rely upon the instruction of any one of the individuals appointed as Administrator regardless of the allocation of duties among them.
	14.05	No Compensation.  The Administrator shall not be entitled to receive any compensation from the funds held under the Plan for its services in that capacity unless so determined by the Employer or required by law.
     14.06     Record of Acts.  The Administrator shall keep a record of all its proceedings, acts and decisions, and all such records and all instruments pertaining to Plan administration shall be subject to inspection by the
Employer at any time.  The Employer shall supply, and the Administrator may rely on the accuracy of, all Employee data and other information needed to administer the Plan.
	14.07	Bond.  The Administrator shall be required to give bond for the faithful performance of its duties to the extent, if any, required by the Act, the expense to be borne by the Employer.
	14.08	Agent for Service of Legal Process.  The Administrator shall be agent for service of legal process on the Plan.

     14.09 Rules. The Administrator may adopt or amend and shall publish to the Employees such rules and forms for the administration of the Plan, and may employ or retain such attorneys, accountants, physicians, investment advisors, consultants and other persons to assist in the administration of the Plan as it deems necessary or advisable.
	14.10	Delegation.  To the extent permitted by applicable law, the
Administrator may delegate all or part of its responsibilities hereunder and at any time revoke such delegation, by written statement communicated to the delegate and the Employer. The Trustee may, but need not, act on the instructions of such a delegate. The Administrator shall annually review the performance of all such delegates.
	14.11	Claims Procedure.  It is anticipated that the Administrator
will administer the Plan to provide Plan benefits without waiting for them to be claimed, but the following procedure is established to provide additional protection to govern unless and until a different procedure is established by the Administrator and published to the Participants and Beneficiaries.
		(a)	Manner of Making Claim.  A claim for benefits by a
Participant or Beneficiary to be effective under this procedure must be made to the Administrator and must be in writing unless the Administrator formally or by course of conduct waives such requirements.
		(b)	Notice of Reason for Denial.  If an effective claim is
wholly or partially denied, the Administrator shall furnish such Participant or Beneficiary with written notice of the denial within 60 days after the original claim was filed. This notice of denial shall set forth in a manner calculated to be understood by the claimant (i) the reason or reasons for denial, (ii) specific reference to pertinent plan provisions on which the denial is based, (iii) a description of any additional information needed to perfect the claim and an explanation of why such information is necessary, and
(iv) an explanation of the Plan's claims procedure.
		(c)	The Participant or Beneficiary shall have 60 days from
receipt of the denial notice in which to make written application for review by the Administrator. The Participant or Beneficiary may request that the review be in the nature of a hearing. The Participant or Beneficiary shall have the rights (i) to have representation, (ii) to review pertinent documents, and (iii) to submit comments in writing.
		(d)	The Administrator shall issue a decision on such review
within 60 days after receipt of an application for review, except that such period may be extended for a period of time not to exceed an additional 60 days if the Administrator determines that special circumstances (such as the need to hold a hearing) requires such extension. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.
		(e)	The Employer shall indemnify and hold harmless the
Administrator, if the Administrator is not the Employer, and any employees of the Employer who performs the function of the Administrator for the Employer, if the Administrator is the Employer, (collectively, an "Indemnitee"), from any and all claims, loss, damages, expenses (including reasonable counsel fees approved by the Employer) and liability (including any reasonable amounts paid in settlement with the Employer's approval), arising from any act or omission of such Indemnitee, except when the same is judicially determined to be due to the willful misconduct or gross negligence of such Indemnitee.

ARTICLE XV.   FEES AND EXPENSES
	All reasonable fees and expenses of the Administrator or Trustee incurred in the performance of their duties hereunder or under the Trust may be paid by the Employer; and to the extent not so paid by the Employer, said fees and expenses shall be deemed to be an expense of the Trust and shall be charged against the assets of the Trust, including any forfeitures that have not been reallocated or applied to reduce Employer Contributions. In addition, if the Plan permits Participant-directed investment of Accounts, expenses that are allocable to the Accounts of specific Participants shall be charged against the respective Participants' Accounts in accordance with procedures adopted by the Administrator from time to time.

ARTICLE XVI.  BENEFIT RECIPIENT INCOMPETENT
OR DIFFICULT TO ASCERTAIN OR LOCATE

	16.01	Incompetency.  If any portion of the Trust Fund becomes
distributable to a minor or to a Participant or Beneficiary who, as determined in the sole discretion of the Administrator, is physically or mentally incapable of handling his or her financial affairs, the Administrator may direct the Trustee to make such distribution either to the legal representative or custodian of the incompetent or to apply such distribution directly for the incompetent's support and maintenance. Payments which are made in good faith shall completely discharge the Employer, Administrator and Trustee from liability therefor.
	16.02	Difficulty to Ascertain or Locate.  If it is impossible or
difficult to ascertain or locate the person who is entitled to receive any benefit under the Plan, the Administrator in its discretion may direct that such benefit (a) be retained in the Trust, (b) be paid to a court pending judicial determination of the right thereto, or (c) be forfeited and reallocated pursuant to the provisions of Section 8.02(a)(i) or (ii) above, as the case may be, provided that as a result the Employer shall incur an obligation to restore the individual's Account balance or otherwise pay the individual his or her benefit if the individual is subsequently ascertained or located.

ARTICLE XVII.   DESIGNATION OF BENEFICIARY
	Each Participant and Beneficiary may submit a properly executed Designation of Beneficiary to the person designated under this Article XVII to keep such records. In order to be effective, such designation must have been properly executed and submitted to the appropriate person before the death of the Participant or Beneficiary, as the case may be; and, for a Participant who is survived by his or her Spouse, unless the Participant leaves 100% of his or her benefit to such Spouse, must be accompanied, or preceded, by the consent of such Spouse. Such consent of the Spouse must (a) be in writing;
(b) acknowledge that the effect of such consent is that the Spouse may receive no benefits under the Plan; (y) be witnessed by a Plan representative or a notary public; and (c) be either (i) a limited consent to the payment of death benefits to a specific person or persons or (ii) expressly permit the Participant to designate another person or other persons without obtaining further consent of the Spouse. The last effective Designation accepted by the appropriate person shall be controlling, and whether or not fully dispositive of the Participant's Account, thereupon shall revoke all Designations previously submitted by the Participant or Beneficiary, as the case may be.
If a Participant's Beneficiary(ies) predeceases the Participant, the remaining living Beneficiary(ies) shall receive their proportionate share of the Participant's Account as if such deceased Beneficiary(ies) had never been designated. Similar rules shall apply with respect to contingent Beneficiaries. Each such executed Designation is hereby specifically incorporated herein by reference and shall be construed and enforced in accordance with the laws of the state in which the Trustee has its principal place of business. The Administrator shall be the person responsible for accepting and safekeeping Designation of Beneficiary Forms unless the Trustee agrees in writing to accept and safekeep such forms.

ARTICLE XVIII.   SPENDTHRIFT PROVISION AND DISTRIBUTIONS
PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS

	18.01	General Spendthrift Rule.  No interest of any Participant or
Beneficiary shall be assigned, anticipated or alienated in any manner nor shall it be subject to attachment, to bankruptcy proceedings or to any other legal process or to the interference or control of creditors or others, except
(a) to the extent that Participants may secure loans from the Trust with their Accounts pursuant to Article XII hereof and (b) pursuant to Section 18.02 hereof.
     18.02 Account Division and Distribution Pursuant to Qualified Domestic Relations Orders. A Participant's vested Account may be assigned pursuant to a qualified domestic relations order as defined in Code Section 414(p). If, and to the extent that, any portion of a Participant's vested Account is payable to an alternate payee pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code, the provisions of said order shall govern the payment thereof. An order shall not fail to constitute a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code if the order provides for a payment to be made to an alternate payee prior to the time the Participant would be entitled to receive a benefit payment hereunder. The Administrator shall be responsible for determining whether an order constitutes a qualified domestic relations order.

ARTICLE XIX.   NECESSITY OF QUALIFICATION
	This Plan is established with the intent that it shall qualify under Code Section 401(a) as that Section exists at the time the Plan is established. If the Plan as adopted by the Employer fails to attain such qualification, the Plan will no longer participate in the relevant sponsor's prototype 401(k) plan and will be considered an individually designed plan.
If the Plan as adopted by the Employer fails to attain or retain such qualification, the Employer shall promptly either amend the Plan under Code
Section 401(b) so that it does qualify, or direct the Trustee to terminate the Trust, and distribute all the assets of the Trust equitably among the contributors thereto in proportion to their contributions, and the Plan and Trust shall be considered to be rescinded and of no force and effect.

ARTICLE XX.   AMENDMENT AND TERMINATION
     20.01 Amendment or Termination by the Employer. The Employer by action of the Board of Directors, other governing board, general partner or sole proprietor, as the case may be, may at any time, and from time to time amend this Prototype Plan and the Adoption Agreement (including a change in any election it has made in the Adoption Agreement), or suspend or terminate this Plan by giving written notice to the Trustee, but the Trust may not thereby be diverted from the exclusive benefit of the Participants, their Beneficiaries, survivors or estates, or the administrative expenses of the Plan, nor revert to the Employer, nor may an allocation or contribution theretofore made be changed thereby, nor may any amendment directly or indirectly deprive a Participant of such Participant's nonforfeitable rights to benefits accrued to the date of the amendment.
	No amendment to the Plan shall be effective to the extent that it would have the effect of decreasing a Participant's Account balance or eliminating an optional form of distribution. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under

Code Section 412(c)(8). Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived Account balance will not be less than his percentage computed under the Plan without regard to such amendment.
	The Employer may (a) change the choice of options in the Adoption Agreement, (b) add overriding language in the Adoption Agreement when such language is necessary to satisfy the requirements of Code Section 415 or to avoid duplication of minimum benefits or accruals under Code Section 416 because of the required aggregation of multiple plans, or (c) adopt a model amendment published by the Internal Revenue Service which specifically provides that the adoption of such a model amendment will not cause the Plan to be treated as an individually designed plan. Any other amendment by the Employer will constitute a substitution by the Employer of an individually designed plan for the sponsor's prototype plan. After such an amendment, the Plan shall no longer participate in the sponsor's prototype plan and the general amendment procedure of the Internal Revenue Service governing individually designed plans will be applicable.
	If an amendment changing the vesting schedule is executed (including execution of this Adoption Agreement as an amendment to an existing plan), Participants with three or more Vesting Years (five or more Vesting Years for Participants who have not been credited with an Hour of Service in a Plan Year beginning after December 31, 1988) before the expiration of the election period described in the next sentence shall have the right to elect the vesting schedule in effect on the day before the election period.  The election period shall commence on the date the amendment is adopted and end on the latest of (x) 60 days after the amendment is adopted, (y) 60 days after the Effective Date, or (z) 60 days after the Participant is issued written notice of the amendment by the Administrator. Failure to so elect shall be treated as a rejection and such election or rejection shall be final.
	Nothing contained herein shall constitute an agreement or representation by any Sponsor or the Distributor that it will continue to maintain its sponsorship of the Plan indefinitely.
	20.02	Delegation.  The Employer hereby delegates to the Sponsor the authority to amend so much of the Adoption Agreement and this Prototype 401(k) Plan as is in prototype form and, to the extent to which the Employer could effect such amendment, the Employer shall be deemed to have consented to any amendment so made. When an election within the prototype form has been made by the Employer, it shall be deemed to continue after amendment of the prototype form unless and until the Employer expressly further amends the election, notwithstanding that the provision for the election in the amended prototype form is in a different form or place; provided, however, that if the amended form inadvertently fails to provide means to duplicate exactly the earlier election, such earlier election shall continue until such further amendment. The immediately preceding sentence is subject to the qualification that each Employer hereby delegates to the Sponsor, in the event of such an amendment of the prototype form, authority to determine conclusively that such a continuation of an earlier election by the Employer is not advisable and to make the election for the Employer in the amended prototype form which in the judgment of the Sponsor most nearly corresponds with the election made by the Employer before the amendment of the prototype form, provided the following procedure is followed: the election for the Employer may be made with respect to any specified Employers as to whom it may be made applicable singly, or such election may be made with respect to all Employers as to whom it may be made applicable as a group; and the election shall be made as of an effective date which has been specified in a notice mailed or delivered, at the last address(es) of the Employer(s) on the records of the Distributor, to the Employer(s) at least 20 days before the end of the remedial amendment period. Such notice may be mailed to Employers to whom it cannot be applicable by reason of a previous election made by the Employer or otherwise, but it shall be effective only as to those Employers who have received the notice and have not themselves made a new election with respect to that item since the amendment of the prototype form and previous to the effective date of such election by the Sponsor. In the case of a mass submitter plan, the Sponsor delegates its authority to make elections, or to make amendments, to the mass submitter who shall make such elections or amendments on behalf of the Sponsor and the Sponsor shall be deemed to have consented to any such election or amendment so made. The foregoing delegations of authority to make elections, or to make amendments, shall not impose any duty on the Sponsor or, if applicable, the mass submitter to make a given election or amendment and shall not affect the interpretation of the Plan if any so delegated authority is not used.
	20.03	Distribution of Accounts Upon Termination.  Upon termination or partial termination of the Plan or complete discontinuance of Employer Contributions under it, the rights of all Participants (or, in the case of a partial termination, the Participants affected thereby) to amounts theretofore credited to their Accounts under the Plan shall be fully vested and nonforfeitable. Upon any such termination or discontinuance, the Administrator shall determine whether to pay the interests of Participants, and Beneficiaries immediately, to retain such interest in the Trust and pay them in the future according to Articles IX and X (or Article XXIV, if applicable) or to use what other methods the Administrator deems advisable in order to furnish whatever benefits the Trust will provide; provided any such distributions pursuant to this Section shall comply with the requirements of Articles IX or X (or Article XXIV, if applicable) hereof.

ARTICLE XXI.   TRANSFERS
	Nothing contained herein shall prevent the merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, another plan meeting the requirements of Code Section 401(a) or the transfer to the Plan of assets or liabilities of another such plan so qualified under the Code. Any such merger, consolidation or transfer shall be accompanied by the transfer of such existing records and information as may be necessary to properly allocate such assets among Participants, including any tax or other information necessary for the Participants or persons administering the plan which is receiving the assets. The terms of such merger, consolidation or transfer must be such that if this Plan is then terminated, the requirements of Section 20.01 hereof would be satisfied and each Participant would receive a benefit immediately after the merger, consolidation or transfer equal to or greater than the benefit he or she would have received if the Plan had terminated immediately before the merger, consolidation or transfer. If this Plan is a transferee plan with respect to all or a portion of a Participant's Account, the optional forms of distribution described in Article X shall include any optional form of distribution which the Participant could have elected under the transferor plan and which would otherwise comply with the provisions of this Plan.

ARTICLE XXII.   OWNER-EMPLOYEE PROVISIONS
     22.01 Purpose of Section. This Section is intended to insure that the Plan complies with Code Section 401(d). Any ambiguity herein will be construed to that end, and this Article will override any other provision of the Plan with which it may be inconsistent.

	22.02	Control.  For purposes of this Article, "Control" means the
ownership directly or indirectly of the entire interest in an unincorporated trade or business or more than 50% of either the capital interest or the profits interest in a partnership. For the purposes of applying the preceding sentence, an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to Control.
	22.03	Limitations.  No benefits shall be provided to an
Owner-Employee under this Plan unless:
		(a)	if an Owner-Employee or group of Owner-Employees Controls
the trade or business covered by this Plan and also Control as an
Owner-Employee or Owner-Employees one or more other trades or businesses, this Plan and the plans established for such other trades or businesses, when taken together, form a single plan which satisfies the requirements of Code Sections 401(a) and (d) with respect to the employees of all the controlled trades or businesses;
		(b)	if an Owner-Employee or group of Owner-Employees Controls
another trade or business but does not Control the trade or business covered by this Plan, the employees of such other trades or businesses are included in a plan which satisfies the requirements of Sections 401(a) and (d) of the Code and which provides contributions and benefits for such employees which are not less favorable than those provided for Owner-Employees under this Plan; and
		(c)	if an Owner-Employee is covered under the qualified
retirement plans of two or more trades or businesses which he or she does not Control and the Owner-Employee Controls a trade or business, contributions or benefits for the employees under the plan of the trade or business which the Owner-Employee Controls are not less favorable than those provided for the Owner-Employee in the most favorable qualified retirement plan of the trade(s) or business(es) which the Owner-Employee does not Control.

ARTICLE XXIII.   TOP-HEAVY PROVISIONS
	23.01	Purpose of Section.  This Article is intended to insure that the Plan complies with Code Section 416. If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Section will supersede any conflicting provision in the Plan.
	23.02	Definitions.  The terms used in this Section shall have the
following meanings:
		(a)	Key Employee:  Any Employee or former Employee (and the
Beneficiaries of such Employee) who at any time during the determination period was (i) an officer of the Employer having an annual compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year (subject to the limitation that no more than the lesser of (A)
50 Employees or (B) the greater of 3 Employees or 10% of the Employees shall be deemed to be officers), (ii) an owner (or considered an owner under Code
Section 318) of 1 of the 10 largest interests in the Employer if both such individual was an owner of more than a .5% interest in the Employer
(aggregated with the Employer for this purpose are all members of (A) a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), (B) commonly controlled trades or businesses (whether or not incorporated) (as defined in Code Section 414(c) as modified by Code Section 415(h)), or (C) affiliated service groups (as defined in Code
Section 414(m)) of which the Employer is a part) and such individual's compensation exceeds the dollar limitation under Code Section 415(c)(1)(A),
(iii) a 5% owner of the Employer, or (iv) a 1-percent owner of the Employer who has an annual compensation of more than $150,000. The determination period is the Plan Year containing the Determination Date and the 4 preceding

Plan Years.  The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.
		(b)	Top-Heavy Plan.  This Plan is Top-Heavy if any of the
following conditions exist:
			(i)	If the Top-Heavy Ratio for this Plan exceeds 60% and
this Plan is not part of any Required Aggregation Group or Permissive
Aggregation Group of plans.
			(ii)	If this Plan is a part of a Required Aggregation Group
of plans but not part of a Permissive Aggregation Group and the Top-Heavy
Ratio for the Required Aggregation Group of plans exceeds 60%.
               (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.
		(c)	Top-Heavy Ratio.
			(i)	If the Employer maintains one or more defined
contribution plans (including any Simplified Employee Pension Plan within the meaning of Code Section 408(k)) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the
Determination Date(s) has or has had accrued benefits, Top-Heavy Ratio for this Plan alone or for the Required Aggregation Group or Permissive
Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under all of the plans as of the Determination
Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)) of all Key Employees who
have received compensation from the Employer (other than benefits under a qualified retirement plan) at any time during the five-year period ending on the Determination Date(s), and the denominator of which is the sum of all account balances as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the
Determination Date(s)), of all Participants who have received compensation from the Employer (other than benefits under a qualified retirement plan) at any time during the five-year period ending on the Determination Date(s).
Both the numerator and denominator of the fraction shall be computed in accordance with Code Section 416 and the Treasury Regulations promulgated thereunder.  In addition, both the numerator and denominator of the Top-Heavy
Ratio shall be increased to reflect any contribution which is not actually made as of the Determination Date(s), but which is required to be taken into account on that date under Code Section 416 and the Treasury Regulations promulgated thereunder.
			(ii)	If the Employer maintains one or more defined
contribution plans (including any Simplified Employee Pension Plan within the meaning of Code Section 408(k)) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as
appropriate, is a fraction, the numerator of which is the sum of (A) account balances under the defined contribution plans as of the Determination Date(s)
(including any part of any account balance distributed in the five-year period ending on the Determination Date(s)) of all Key Employees who have received compensation from the Employer (other than benefits under a qualified retirement plan) at any time during the five-year period ending on the
Determination Date(s) and (B) the present value of accrued benefits under the defined benefit plans for all Key Employees, who have received compensation from the Employer (other than benefits under a qualified retirement plan) at any time during the five-year period ending on the Determination Date(s) and the denominator of which is the sum of (A) the account balances under the defined contribution plans as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the
Determination Date(s)) of all participants who have received compensation from the Employer (other than benefits under this Plan) at any time during the five-year period ending on the Determination Date(s) and (B) the present value of accrued benefits under the defined benefit plans for all participants who have received compensation from the Employer (other than benefits under this
Plan) at any time during the five-year period ending on the Determination
Date(s).  Both the numerator and denominator of the fraction shall be computed in accordance with Code Section 416 and Treasury Regulations promulgated thereunder.  In addition, both the numerator and denominator of the Top-Heavy
Ratio shall be increased for aggregate distribution(s) of an account balance or an accrued benefit made during the five-year period ending on the
Determination Date(s) and any contribution to a defined contribution plan not actually made as of the Determination Date(s), but which is required to be taken into account on that date under Code Section 416 and the Treasury
Regulations promulgated thereunder.
			(iii)	For purposes of (i) and (ii) above, the value of
account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within, or ends with, the
12-month period ending on the Determination Date, except as provided in Code
Section 416 and the Treasury Regulations promulgated thereunder for the first and second plan years of a defined benefit plan.  The account balances and accrued benefits of a Participant who has not been credited with at least one
Hour of Service at any time during the five-year period ending on the
Determination Date, will be disregarded.  The calculation of the Top-Heavy
Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the
Treasury Regulations promulgated thereunder.  Deductible employee contributions under any qualified plan maintained by the Employer will not be taken into account for purposes of computing the Top-Heavy Ratio.  When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.
	For Plan Years commencing after December 31, 1986 for the purpose of determining the Top-Heavy Ratio, if any target benefit or defined benefit plan is included in the Required Aggregation Group, the accrued benefit of an
Employee other than a Key Employee shall be determined under the method that uniformly applies for accrual purposes under all qualified retirement plans maintained by the Employer, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).
		(d)	Permissive Aggregation Group.  The Required Aggregation
Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.
		(e)	Required Aggregation Group.  (i) Each qualified plan of the
Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Code Sections 401(a)(4) or
410.
		(f)	Determination Date.  For any Plan Year subsequent to the
first Plan Year, the Determination Date shall be the last day of the preceding
Plan Year.  For the first Plan Year of the Plan, the Determination Date shall be the last day of that year.
		(g)	Valuation Date.  Shall be the last day of the Plan Year.

		(h)	Present Value.  Present Value shall be based only on the
interest rate and the mortality table specified by the Employer in the
Adoption Agreement.
	23.03	Minimum Allocation.
		(a)	In any Plan Year in which this Plan is Top-Heavy, except as
otherwise provided in subsections (c) and (d) below, the Employer
Contributions and forfeitures allocated, or during a Plan Year which begins after December 31, 1988, Employer Profit Sharing Contributions and forfeitures allocated to the Participant's Employer Profit Sharing Contribution Account,
on behalf of any Participant who is not a Key Employee shall not be less than the lesser of 3% of such Participant's Compensation or, in the case where the
Employer has no defined benefit plan which designates this Plan to satisfy
Code Section 401, the largest percentage of Employer Contributions and forfeitures stated as a percentage of a Key Employee's Compensation, allocated on behalf of any Key Employee for that Plan Year.  The minimum allocation is determined without regard to any Social Security contribution by the Employer.
Salary Reduction Contributions, Employer Matching Contributions and Qualified
Matching Contributions may not be taken into account to satisfy this minimum allocation.  This minimum allocation shall be made even though, under other provisions of this Plan, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because (i) the Participant failed to complete the minimum number of Hours of
Service specified in the Adoption Agreement for receiving an allocation, (ii)
the Participant's Compensation was less than a stated amount, or (iii) the
Participant made insufficient mandatory contributions to receive an Employer
Matching Contribution.
		(b)	For purposes of computing the minimum allocation,
"Compensation" shall have the same meaning as in Section 5.05(b) hereof.
		(c)	The provision in subsection (a) above shall not apply to any
Participant who was not employed by the Employer on the last day of the Plan
Year.
		(d)	The provision in subsection (a) above shall not apply to any
Participant to the extent the Participant is covered under any other plan or plans of the Employer, and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy
Plans will be met in such other plan or plans.
     23.04    Nonforfeitability of Minimum Allocation.  The minimum allocation required (to the extent required to be nonforfeitable under Code Section
416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).
	23.05	Limitation on Compensation.  For Plan Years beginning after
January 1, 1994, only the first $150,000 (or such other amount as may be prescribed by the Secretary of the Treasury or his or her delegate) of a
Participant's Compensation for the Plan Year shall be taken into account for purposes of allocating Employer Contributions under this Article XXIII.
	23.06	Minimum Vesting Schedule.  Unless the Employer has specified a more rapid vesting schedule in the Adoption Agreement, for any Plan Year in which this Plan is Top-Heavy, the following minimum vesting schedule shall apply:

			Nonforfeitable Percentage of
			Employer Profit Sharing and

	Vesting Years	Matching Contribution Accounts

		1	0%
		2	20
		3	40
		4	60
		5	80
		6 or more 	100

The minimum vesting schedule applies to all benefits within the meaning of
Code Section 411(a)(7) attributable to Employer Contributions and forfeitures, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no reduction in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year.  If conversion of the Plan into a Top-Heavy Plan has resulted in a change of the Plan's vesting schedule to the minimum vesting schedule discussed above, the change shall be treated as an amendment to the Plan and the election referred to in Section 20.01 hereof shall apply.
	This Section does not apply to the Employer Profit Sharing Contribution Account and Employer Matching Contribution Account balances of any Participant who does not have an Hour of Service after the Plan has initially become
Top-Heavy and such Participant's vested Employer Profit Sharing Contribution Account and Employer Matching Contribution Account balance will be determined without regard to this Section.
	23.07	Effect on Code Section 415 Limitations.  Notwithstanding
anything to the contrary in Article V above, the following provisions apply if the Plan is Top-Heavy:
		(a)	In any Plan Year in which the Top-Heavy Ratio exceeds 90%
(and the Plan therefore becomes super Top-Heavy) the denominators of the
Defined Benefit Fraction (as defined in Section 5.05(c) above) and the Defined Contribution Fraction (as defined in Section 5.05(d) above) shall be computed using 100% of the dollar limitation stated therein instead of 125%.
		(b)	In any Plan Year in which the Top-Heavy Ratio exceeds 60%,
but is less than 90%, the denominators of the Defined Benefit Fraction (as defined in Section 5.05(c) above) and the Defined Contribution Fraction (as defined in Section 5.05(e) above) shall be computed using 100% of the dollar limitation described therein instead of 125%, unless the Employer has specified in the Adoption Agreement that the minimum allocation provisions of
Section 23.03 above shall be computed using 4% of a Participant's
Compensation, in which case the dollar limitations of the Defined Benefit
Fraction (as defined in Section 5.05(c) above) and the Defined Contribution Fraction (as defined in Section 5.05(e) above) shall continue to be computed using 125% of the dollar limitations.
	23.08	Termination of Top-Heavy Status.  If the Plan ceases to be
Top-Heavy for any Plan Year and if the Employer has not specified otherwise in the Adoption Agreement, the minimum vesting schedule described in
Section 23.06 shall continue to apply. If the Employer has specified in the Adoption Agreement that, upon conversion of the Plan to non-Top-Heavy status, Participants' vested benefits are to be determined according to a schedule other than the minimum vesting schedule described in Section 23.06 hereof, such change in vesting schedules shall be treated as an amendment, and the election referred to in Section 20.01 hereof shall apply.

ARTICLE XXIV.   SPECIAL DISTRIBUTION RULES
     24.01     Special Distribution Rules for Certain Participants.  If (a) it
is determined that this Plan is a direct or indirect transferee (where such transfer occurred after December 31, 1984) of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise provide a life annuity form of payment with respect to a Participant (including a plan which was amended into this Plan),
(b) the Plan is amended so as to allow a Participant to elect to receive his or her benefits in the form of a life annuity and a Participant elects to receive his or her benefits in such form, (c) the Plan is amended to provide that absent a Qualified Election of a Participant's surviving Spouse, someone other than the Participant's surviving Spouse becomes entitled to the
Participant's vested Account balance, or (d) if someone other than the
Participant's surviving Spouse is the beneficiary of any insurance purchased with funds from the Participant's Account, then the provisions of Sections
24.03 to 24.05 below shall apply in lieu of Article IX above and Sections
10.01 and 10.02 above.  The Administrator shall specify in writing to the
Trustee the Participants' Accounts (or frozen amounts in such Accounts) to which the provisions of Section 24.03 to 24.05 shall apply.
	For the purposes of determining whether the provisions of this Article apply, the Trustee shall be entitled to rely conclusively on written instructions, if any, received by the Trustee from the Administrator concurrent with the transfer.  Furthermore, where the transfer is, or was, not accompanied by written instructions specifying conditions under which specific provisions of this Article would apply, the Trustee shall be entitled to conclusively presume that this Article does not apply.
	24.02	Definitions.  For the purpose of this Section, the following terms shall have the specified meanings:
		(a)	"Election Period" shall mean the period which begins on the
first day of the Plan Year in which the Participant attains age 35 and which ends on the date of the Participant's death.  If a Participant separates from
Service prior to the first day of the Plan Year in which he or she attains age
35, the Election Period with respect to his or her Vested Account Balance (as of his or her date of separation) shall begin on his or her date of separation.
		(b)	"Qualified Election" shall mean a valid waiver of a
Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor
Annuity, as the case may be.  To be valid, the waiver must be in writing and
Participant's Spouse must consent to it in writing.  The Spouse's consent to the waiver (i) must be witnessed by a Plan representative or notary public and
(ii) must be (A) a general consent to the provision of a form (or forms) of distribution to any alternative person (or alternative persons); (B) a limited consent to the provision of a specific form (or specific forms) of distribution to a specific alternate person (or specific alternate persons);
or (iii) a limited consent which is specific with respect to form or alternative payee.  Notwithstanding the foregoing consent requirement, if the
Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will nonetheless be deemed a Qualified Election.
Any consent necessary for a Qualified Election will be valid only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified
Election, the Spouse whose consent could not be obtained or who could not be located.  Additionally, a revocation of a prior waiver may be made by a
Participant without the consent of the Spouse at any time before the commencement of distributions or benefits.  The number of revocations shall be unlimited.  Each such revocation shall once again make the Qualified Joint and
Survivor Annuity or Qualified Preretirement Survivor Annuity applicable, as the case may be.  No consent obtained pursuant to this Section shall be valid unless the Participant has received the relevant notice as provided in
Sections 24.09 and 24.10.

		(c)	"Qualified Joint and Survivor Annuity" shall mean, in the
case of a married Participant, an annuity which can be purchased with the
Participant's Vested Account Balance for the life of the Participant with a survivor annuity for the life of the Spouse equal to 50% of the amount of the annuity which is payable during the joint lives of the Participant and the
Spouse.  In the case of an unmarried Participant, Qualified Joint and Survivor
Annuity shall mean an annuity which can be purchased with a Participant's
Vested Account Balance for the life of the Participant.
		(d)	"Special Qualified Election" shall mean a valid waiver of a
Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the
Participant attains age 35.  To be valid, the waiver must be (i) in writing,
(ii) made prior to the first day of the Plan Year in which the Participant attains age 35, and (iii) preceded by a written explanation to the Participant of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required by Section 24.09 and 24.10.  Any election made pursuant to this Section shall be void as of the first day of the Plan Year in which the Participant attains age 35 and Qualified
Preretirement Survivor Annuity coverage shall be automatically reinstated as of such date.  Any future election to waive the Qualified Preretirement
Survivor Annuity must be a Qualified Election.
		(e)	"Vested Account Balance" shall mean the Participant's vested portion of his or her Account consisting of the sum of the balances of
Participant's Nondeductible Voluntary Contributions Account, Deductible
Voluntary Contribution Account, Rollover Account, Salary Reduction
Contributions Account, Deferred Cash Contribution Account and Nonelective
Contribution Account and the vested portions of a Participant's Employer
Profit Sharing Account and Employer Matching Account, reduced by any loans outstanding on the Annuity Starting Date which are secured by the
Participant's Account balance.
	24.03	Distributions upon Death.
		(a)	Qualified Preretirement Survivor Annuity.
			(i)	Unless either paragraph (ii) below applies or the
Participant has selected an optional form of distribution within the Election
Period pursuant to a Qualified Election or a Special Qualified Election, if
the Participant dies before the earlier of (A) his or her Annuity Starting
Date or (B) his or her First Required Distribution Date, then the Trustee shall, upon the direction of the Administrator, apply 50% of the Participant's
Vested Account Balance toward the purchase of an annuity contract for the life of the Spouse.
			(ii)	Notwithstanding the provisions of paragraph (i) above,
prior to the earlier of (A) Spouse's Annuity Starting Date or (B) the Spouse's
First Required Distribution Year, the Spouse of a Participant may deliver a written election to the Administrator whereby the Spouse elects not to have
50% of the Participant's Vested Account Balance applied toward the purchase of an annuity contract for the Spouse's life.  Similarly, after the earlier of
(A) the Spouse's Annuity Starting Date or (B) the Spouse's First Required
Distribution Year, the Spouse may deliver a written election to the
Administrator whereby the Spouse elects to terminate distributions pursuant to the Qualified Preretirement Survivor Annuity and to receive the liquidated value of the remainder of the Qualified Preretirement Survivor Annuity in an
alternative form.  In the case where a Spouse makes either of such elections, the portion of the deceased Participant's Vested Account Balance which would otherwise have been distributed pursuant to this subsection shall be distributed pursuant to the provisions of subsection (b) below.
			(iii)	In the case of a Spouse of a deceased Participant who
is scheduled to receive a Qualified Preretirement Survivor Annuity and who does not otherwise elect, at the instruction of the Administrator, the Trustee shall apply 50% of the deceased Participant's Vested Account Balance toward an annuity under which payments begin as of the later of the Participant's separation from Service or (what would have been) the Participant's Normal
Retirement Date.  A Spouse of a deceased Participant may elect a commencement date which is earlier than the date discussed in the previous sentence by filing a written election to that effect with the Administrator; the Trustee shall begin to make payments on such earlier date upon instruction from the
Administrator.
		(b)	Other Distributions at Death.  If the Participant dies after he or she has begun to receive distributions pursuant to Section 24.04 below, this subsection shall apply with respect to the Participant's entire Vested
Account Balance.  With respect to any Vested Account Balance, or portion thereof, to which subsection (a) did not apply, the provisions of Article IX shall govern the distribution thereof.
	24.04	Timing of Annuity Payments and Normal Distributions. Payment of
benefits under the Qualified Joint and Survivor Annuity or distributions pursuant to the normal form of distribution discussed in Section 24.05(b)
below shall commence within 60 days after the close of the Plan Year during which occurs the later of (a) the Participant's Normal Retirement Date or
(b) the earlier of (i) the Participant's separation from Service or (ii) the end of his or her First Required Distribution Year.  Payment of benefits may, at the discretion of the Trustee, be paid directly to the Participant or to the Administrator, as payee agent.  If the Participant's vested Account balance (exclusive of his or her Rollover Account and Deductible Voluntary
Contribution Account) is greater than $3,500, written consent of the
Participant is required for any earlier distribution.  A Participant may file an election with the Administrator to request that distributions commence in accordance with one of the following options provided that the distribution shall otherwise comply with the requirements of the Plan (including, but not limited to, Section 10.03):
		(A)	Distributions commencing before the Participant's Normal
Retirement Date if the Participant is Disabled or experiences a separation from Service.
		(B)	Distributions commencing after the normal time of
distribution described above; provided, however, that any such deferred distribution must commence no later than 60 days after the end of the
Participant's First Required Distribution Year.
	24.05	Form of Distribution and Optional Times for Commencement of
Distribution.  The Vested Account Balance of a Participant to which
Section 24.03 above does not apply, shall be distributed in a form determined according to this Section.
		(a)	Unless the Participant elects an optional form of
distribution pursuant to a Qualified Election or a Special Qualified Election
within 90 days before his or her Annuity Starting Date, the Participant's
Vested Account Balance shall be paid in the form of a Qualified Joint and
Survivor Annuity.
		(b)	If the Participant was eligible to receive a Qualified Joint and Survivor Annuity and he or she elects an optional form of distribution set forth in Article X pursuant to a Qualified Election or a Special Qualified
Election within 90 days before his or her Annuity Starting Date, then the
Participant's Vested Account Balance will be distributed in the form selected by the Participant and the provisions of Article X shall apply.
		(c)	All annuity contracts purchased and distributed by the Plan
to a Participant or a Beneficiary shall be nontransferable when distributed and the terms of such contracts shall comply with the requirements of the
Plan.

	24.06	Elections for Former Participants.  An opportunity to make the applicable distribution elections discussed in this Section must be given to any living former Participant who had not begun receiving benefits from this
Plan on August 23, 1984 and who would not otherwise receive the benefit forms prescribed by Section 24.05 above.
		(a)	In the case of a former Participant who:
			(i)	would have been entitled to receive his or her
benefits in the form of a life annuity had he or she completed an Hour of
Service during a Plan Year commencing after December 31, 1984,
			(ii)	was credited with Service under this Plan or a
predecessor plan in a plan year beginning after December 31, 1975, and
			(iii)	had at least ten years of Vesting Service when he or
she separated from Service,
the former Participant must be given an opportunity to elect to receive his or her benefits in accordance with the provisions of Section 24.05 above.
		(b)	In the case of a former Participant:
			(i)	who was credited with service under this Plan or a
predecessor plan after September 1, 1974;
			(ii)	who was not credited with service under this plan or a
predecessor plan in a plan year beginning after December 31, 1975; and
			(iii)	whose benefits would have been payable in the form of
a life annuity, the Participant must be given an opportunity to elect to receive his or her benefits in accordance with the provisions of Section 24.08 below.
		(c)	In the case of a former Participant who:
			(i)	satisfies the requirements of subsection (a) but does
not exercise the election made available to him or her in subsection (a), or
			(ii)	satisfies the requirements of subsection (a) other
than the requirement of paragraph (iii), the former Participant shall have his or her benefits distributed in accordance with the provisions of Section 24.08 below.
     24.07    Election Period for Certain Elections by Separated Participants.
The period during which a former Participant entitled to make an election pursuant to Section 24.06 above shall commence on August 23, 1984 and end on the earlier of the former Participant's death or the date benefits would otherwise commence to said former Participant.
     24.08     Benefit Form for Certain Former Participants.  The benefits of a former Participant who is entitled to elect, and has elected to have his or her benefits distributed pursuant to this Section or a former Participant whose benefits are required to be distributed in accordance with the provisions of this Section shall be distributed in accordance with the following provisions:
		(a)	If benefits in the form of a life annuity become payable to
a married former Participant who:
			(i)	begins to receive payments under the Plan on or after
Normal Retirement Age; or
			(ii)	dies on or after Normal Retirement Age while still
working for the Employer; or
			(iii)	begins to receive payments prior to Normal Retirement
Age; or
			(iv)	separates from Service on or after attaining Normal
Retirement Age (or the qualified early retirement age) after satisfying the eligibility requirement for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits; then such benefits will be received under this plan in the form of a Qualified Joint and Survivor
Annuity, unless the former Participant has elected otherwise during the election period.  For this purpose, the election period must begin at least six months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefit distributions.
Any election hereunder must be in writing and delivered to the Administrator;
such election may be changed by the former Participant at any time by delivery of written notification of such change and/or a separate written election to the Administrator.
		(b)	A former Participant who is employed at the start of the
election period defined below will be given the opportunity to elect, during such election period, to have a survivor annuity payable on death.  If the former Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the former Participant had retired on the day before his or her death.  Any election under this provision must be in writing and delivered to the Administrator; such election may be changed by the former Participant at any time by delivery of written notification of such change and/or a separate written election to the
Administrator.  The election period begins on the later of (i) the 90th day before the former Participant attains the qualified early retirement age or
(ii) the date on which participation begins, and ends on the date the former
Participant terminates employment with the Employer.
		(c)	The qualified early retirement age referred to in this
Section shall mean the latest of:
			(i)	the earliest date, under the Plan, on which the former
Participant may elect to receive retirement benefits:
			(ii)	the first day of the 120th month beginning before the
former Participant reaches Normal Retirement Age: or
			(iii)	the date the former Participant began participation.
     24.09  Notice of Waivability of Qualified Preretirement Survivor Annuity.
		(a)	In the case of a Participant who is scheduled to receive
Qualified Preretirement Survivor Annuity coverage pursuant to Section 24.03 hereof, the Administrator shall provide to the Participant within the applicable period as determined pursuant to subsection (b) below, a written explanation of:  (i) the terms and conditions of a Qualified Preretirement
Survivor Annuity; (ii) the Participant's right to make, and the effect of, an election to waive Qualified Preretirement Survivor Annuity coverage; (iii) the rights of a Participant's Spouse; and (iv) the Participant's right to make, and the effect of, a revocation of a previous election to waive Qualified
Preretirement Survivor Annuity coverage.
		(b)	The applicable period during which the Administrator shall
provide the written explanation described in subsection (a) above shall mean, with respect to a given Participant, whichever of the following periods ends last:
			(i)	The period beginning when the individual becomes a
Participant and ending a reasonable period of time thereafter;
			(ii)	The period beginning on the first day of the Plan Year
during which the Participant attains age 32 and ending on the last day of the
Plan Year during which the Participant attains age 34;
               (iii) The period that begins with a Participant's separation from Service when the Participant separates from Service before attaining age
35 and ends a reasonable period of time after such separation from Service;
			(iv)	The period of time that begins on the effective date
of a Plan amendment which causes the Plan to no longer fully subsidize the cost of the Qualified Preretirement Survivor Annuity and ends a reasonable period of time after the effective date of such an amendment; or
			(v)	The period of time which begins when Section 24.03(a)
above first applies in the case of the Participant and ends a reasonable period of time thereafter.

	For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (i), (iv) and (v) is the end of the two-year period beginning one year prior to the date the applicable event occurs and ending one year after that date.  In the case of a
Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation.  If such a
Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.
     24.10     Notice of Waivability of Qualified Joint and Survivor Annuity.
In the case of a Participant who is scheduled to receive a Qualified Joint and Survivor Annuity pursuant to the provisions of Section 24.05 hereof, the
Administrator shall provide to the Participant, no less than 30 days and no more than 90 days prior to the annuity starting date, a written explanation of:  (a) the terms and conditions of a Qualified Joint and Survivor Annuity;
(b) the Participant's right to make, and the effect of, an election to waive distribution in the form of a Qualified Joint and Survivor Annuity; (c) the rights of the Participant's Spouse; and (d) the Participant's right to make, and the effect of, a revocation of a previous election to waive distribution in the form of the Qualified Joint and Survivor Annuity.  Distribution to a
Participant may commence seven days after the foregoing explanation is given, provided that:
			(i)	the Administrator clearly informs the Participant that
the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution
(and, if applicable, a particular distribution option), and
			(ii)	the Participant, after receiving the explanation,
affirmatively elects a distribution.

ARTICLE XXV.   MISCELLANEOUS
     25.01 Misrepresentation. Notwithstanding any other provision herein, if an Employee misrepresents his or her age or any other fact, any benefit payable hereunder shall be the smaller of: (a) the amount that would be payable if no facts had been misrepresented, or (b) the amount that would be payable if the facts were as misrepresented.
     25.02 No Enlargement of Plan Rights. It is a condition of the Plan, and each Participant by participating herein expressly agrees, that he or she shall look solely to the assets of the Trust for the payment of any benefit under the Plan.
     25.03 No Enlargement of Employment Rights. Nothing appearing in or done pursuant to the Plan shall be construed (a) to give any person a legal or equitable right or interest in the assets of the Trust or distribution therefrom, nor against the Employer, except as expressly provided herein or
(b) to create or modify any contract of employment between the Employer and any Employee or obligate the Employer to continue the services of any
Employee.
	25.04	Written Orders.  In taking or omitting to take any action under this Plan, the Trustee may conclusively rely upon and shall be protected in acting upon any written orders from or determinations by the Employer or the Administrator as appropriate, or upon any other notices, requests, consents, certificates or other instruments or papers believed by it to be genuine and to have been properly executed, and so long as it acts in good faith, in taking or omitting to take any other action.
     25.05 No Release from Liability. Nothing in the Plan shall relieve any person from liability for any responsibility under Part 4 of Title I of the Act. Subject thereto, neither Trustee, Loan Trustee, Administrator or Distributor nor any other person shall have any liability under the Plan,

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except as a result of negligence or willful misconduct, and in any event the
Employer shall fully indemnify and save harmless all persons from any liability except that resulting from their negligence or willful misconduct.
     25.06 Discretionary Actions. The Administrator shall have discretionary authority to determine eligibility for benefits and construe the terms of the Plan. Any discretionary action, including the granting of a loan pursuant to
Article XII hereof, to be taken by the Employer or the Administrator under this Plan shall be non-discriminatory in nature and all Employees similarly situated shall be treated in a uniform manner.
	25.07	Headings.  Headings herein are primarily for convenience of
reference, and if they conflict with the text, the text shall control.
	25.08	Applicable Law.  This Plan and Trust shall, to the extent state law is applicable, be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state in which (a)
if the Trustee is a corporation, the Trustee has its principal place of business; (b) if the Trustee is an individual, the Trustee resides; or (c) if the Trustee is individuals, where a majority of the individuals serving as Trustee reside. The Employer's execution of the Adoption Agreement may be acknowledged where required by applicable law.
     25.09 No Reversion. Notwithstanding any other contrary provision of the Plan, but subject nevertheless to Articles V and XVIII, no part of the assets in the Trust shall revert to the Employer, and no part of such assets, other than that amount required to pay taxes or administrative expenses, shall be used for any purpose other than exclusive benefit of Employees or their Beneficiaries. However, the Employer may request a return, and this Section shall not prohibit return, of an amount to the Employer under any of the following circumstances:
		(a)	if the amount was all or part of an Employer Contribution
which was made as a result of a mistake of fact and the amount contributed or, if less, the then current value is returned to the Employer within one year after the date on which the mistaken payment of the contribution was made, or
		(b)	if the amount was all or part of an Employer Contribution
which was conditioned on deductibility under Code Section 404, such deduction was disallowed with respect to such amount and this condition is not satisfied and the amount is returned to the Employer within one year after the date on which the deduction is disallowed, or
		(c)	if the amount was all or part of an Employer Contribution
which was conditioned on the initial qualification of the Plan under Code
Section 401(a), the Plan receives an adverse determination with respect to this qualification and the amount is returned to the Employer within one year after the date on which such adverse determination is made, but only if the application for the determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of Treasury may prescribe.
	For the purposes of this Section, all Employer Contributions are conditioned on initial qualification of the Plan under Code Section 401(a), qualification of the Plan as amended under Code Section 401(a), and deductibility under Code Section 404.
     25.10 Notices. The Employer will provide the notice to other interested parties contemplated under Code Section 7476 before requesting a determination by the Secretary of the Treasury or his or her delegate with respect to the qualification of the Plan.
     25.11 Conflict. In the event of any conflict between the provisions of this Plan and the terms of any contract or agreement issued thereunder or with respect thereto, the provisions of the Plan shall control. In particular, the proceeds of any life insurance contract purchased by the Trustee and not governed by an effective Designation of Beneficiary form shall be paid to the Participant's Spouse regardless of who is named as the beneficiary or beneficiaries in the contract.
     25.12 Prior Benefits. If the optional form of benefits under the Plan prior to adoption of the Prototype 401(k) Plan (the "Prior Benefits") were different than the optional form of benefits as provided in the Prototype 401(k) Plan, then the portion of a Participants' Account which are attributable to participation in the Plan prior to adoption of the Prototype 401(k) Plan shall be subject to such Prior Benefits and, in the discretion of the Administrator the remaining portion of the Participants' Account shall also be subject to such Prior Benefits. The Administrator shall notify the Trustee as to what portion, if any, of the Participants' Account is subject to such Prior Benefits and give a full description of such Prior Benefits; and, separate accounts shall be maintained for each type of contribution (as provided in Section 7.03) for such portion.